UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-PX

ANNUAL REPORT OF PROXY VOTING RECORD OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number 811-01434

Lincoln National Variable Annuity Fund A

(Exact name of registrant as specified in charter)

1300 South Clinton Street

Post Office Box 1110

Fort Wayne, IN 46801

(Address of principal executive offices)

Dennis L. Schoff, Esquire

1300 South Clinton Street

Post Office Box 1110

Fort Wayne, IN 46801

(Name and address of Agent for Service)

Copy to:

Colleen E. Tonn, Esquire

1300 South Clinton Street

Post Office Box 1110

Fort Wayne, IN 46801

Registrant’s telephone number, including area code: 260-455-2000

Date of fiscal year-end: December 31

Date of reporting period: June 30, 2009

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
02/12/09 - A	ACCENTURE LTD *ACN*		G1150G111			12/15/08		10,300
This is a duplicate meeting for ballots received via the Broadridge North American Ballot distribution system.
	1	RE-APPOINTMENT TO THE BOARD OF DIRECTORS: CHARLES H. GIANCARLO		For	For		Mgmt

As a result of his poor attendance at board meetings, Idei does not merit shareholders support.

	2	RE-APPOINTMENT TO THE BOARD OF DIRECTORS: DINA DUBLON		For	For		Mgmt
	3	RE-APPOINTMENT TO THE BOARD OF DIRECTORS: WILLIAM D. GREEN		For	For		Mgmt
	4	RE-APPOINTMENT TO THE BOARD OF DIRECTORS: NOBUYUKI IDEI		For	Against		Mgmt
	5	RE-APPOINTMENT TO THE BOARD OF DIRECTORS: MARJORIE MAGNER		For	For		Mgmt
	6	RATIFY AUDITORS		For	For		Mgmt

05/19/09 - A	Altria Group, Inc. *MO*		02209S103			03/30/09		4,000
	1	Elect Director Elizabeth E. Bailey		For	For		Mgmt

Vote Recommendation Vote FOR all director nominees.

	2	Elect Director Gerald L. Baliles		For	For		Mgmt
	3	Elect Director Dinyar S. Devitre		For	For		Mgmt
	4	Elect Director Thomas F. Farrell		For	For		Mgmt
	5	Elect Director Robert E. R. Huntley		For	For		Mgmt
	6	Elect Director Thomas W. Jones		For	For		Mgmt
	7	Elect Director George Mu oz		For	For		Mgmt
	8	Elect Director Nabil Y. Sakkab		For	For		Mgmt
	9	Elect Director Michael E. Szymanczyk		For	For		Mgmt
	10	Ratify Auditors		For	For		Mgmt
	11	Reduce Tobacco Harm to Health		Against	Against		ShrHoldr

Vote Recommendation    In this instance, the filers are requesting that the board of directors institute a company policy with the goal of reducing the nicotine content and nicotine enhancers in all new brands and brand extensions. This proposed policy recommendation ostensibly prescribes to management how the company should implement future product lines. Generally management should be afforded the flexibility to make decisions on specific operational and/or product considerations based on their own assessment of the most beneficial strategies for the company, in compliance with existing regulations. While the tobacco industry as a whole has faced, and continues to face, significant

Mgmt Rec - Company Management Recommended Vote	Page 1

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

risks and challenges associated with the health implications of their tobacco products, it is neither practical nor in the best interest of the company or its shareholders to prescribe to management the implementation of particular future product lines.

Further, the Family Smoking Prevention and Tobacco Control Act recently passed by the House of Representatives on April 2, 2009, and supported by the Obama administration contains provisions specific to the filers’ concerns, notably the development of new products and nicotine reduction initiatives. Specifically, the bill stipulates that the FDA would have the authority to set product standards that reduce quantities of nicotine. Providing the existing tobacco industry regulatory oversights and the pending legislation which address a number of the filers concerns, and based on the prescriptive nature of this resolution, the proposal does not merit shareholder support.

	12	Report on Marketing Practices on the Poor		Against	Against		ShrHoldr

Vote Recommendation    The filers are specifically requesting a report on the affect of Altria’s marketing on the purchasing practices of poor people and what might be done to mitigate the harm to innocent children, such as food insecurity, of such poor people who smoke, which includes the reduction of the amount of nicotine in cigarettes to non-addictive levels. The report should include recommendations as to whether Altria should continue marketing its products to the poor. The scope of this requested report, in particular the cost and burden of detailing such information, may not provide significant value to shareholders commensurate with the burden of its production.

Further, it appears increasingly likely that the issues presented by the filer relating to marketing and reducing nicotine contents may be dealt with through a more unified and effective industry-wide federal governmental intervention. Specifically, the Family Smoking Prevention and Tobacco Control Act which recently passed the House of Representatives on April 2, 2009, and has the support of both the company and the Obama administration, would give the FDA authority to regulate the tobacco industry. Provisions of the bill would allow the FDA to set product standards that reduce quantities of nicotine and could also require PM USA to disclose pertinent information regarding marketing practices used by companies that manufacture or distribute tobacco products. As such, based on the scope of the

Mgmt Rec - Company Management Recommended Vote	Page 2

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
requested report and the effectiveness of existing and potential future regulations on the tobacco industry, this resolution does not merit shareholder support.

	13	Adopt Principles for Health Care Reform		Against	Against		ShrHoldr

Vote Recommendation    The issue of health care reform is a significant public policy matter. The current health care system poses substantial challenges to U.S. companies; particularly as the cost of providing employee health care insurance continues to increase for those companies offering such insurance as a part of their employee benefits package. As such, Altria’s shareholders could benefit from greater transparency into the company’s broader public policy position regarding health care and health care reform.

However, while there is an apparent lack of disclosure by Altria regarding its position on broader health care public policy issues and related reforms, the issue of health care policy reaches beyond the scope of any one company. In addition, the adoption of IOM-based principles for health care reform, as proposed by the proponents, would not clearly mitigate health care risks to the company and its shareholders. The recommended health care principles may be perceived as overly prescriptive and may limit management’s flexibility with respect to future developments. Furthermore, Altria’s management should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial health care strategies for the company. Therefore, shareholder support for the resolution is not warranted.

	14	Adopt Human Rights Protocols for Company and Suppliers		Against	For		ShrHoldr

Vote Recommendation    The company has stated in its proxy statement response to this resolution that it has committed to addressing a number of the proponent’s concerns highlighted in the supporting argument related Green Tobacco Sickness. Regarding specifically the implementing procedures to implement internationally agreed-upon core human rights conventions for its operations and for its suppliers, Altria has established a publicly available code of conduct that specifically references certain issues related to workplace human rights. The code stipulates that Altria companies prohibits unlawful employment or exploitation of children in the workplace and prohibits the use of forced labor. The company commits to work proactively with suppliers

Mgmt Rec - Company Management Recommended Vote	Page 3

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues	Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

to support the progressive elimination of these abuses in the labor markets related to its business supply chain. PM USA’s Child and Forced Labor Policy is articulated in its supplier contracts and the company states that it has implemented “certain audit procedures to help suppliers comply with this policy.” While there are acknowledged challenges and potentially significant costs for companies to implement human rights auditing of its supply chain, many multinational companies do provide detailed information relating to the implementation of these codes to include monitoring goals and results. Despite the company’s statements that it works proactively with suppliers and that it has implemented certain audit procedures to help suppliers comply with its Child and Forced Labor Policy, Altria does not provide substantive details into the comprehensiveness of the program, formal implementation processes, documentation relating to supplier audits, or any results of the company’s stated supplier responsibility initiatives. Such enhanced transparency into formal workplace and supplier labor rights policies and practices can help shareholders understand Altria’s commitment to avoiding future controversies and managing its legal and reputational risks. Based on its stated existing supplier human rights related auditing procedures, additional reporting on the formal implementation and auditing practices would not be overly costly or burdensome and would afford shareholders insight into the efficacy of its stated programs. As such, this shareholder proposal merits support.

	15	Advisory Vote to Ratify Named Executive Officers’ Compensation	Against	For		ShrHoldr

Vote FOR this proposal as it increases shareholder communication with the company regarding the company’s compensation practices.

	16	Report on Political Contributions	Against	For		ShrHoldr

Vote Recommendation Although the company provides information regarding its political contribution policies and oversight mechanisms in its 2008 Code of Conduct and discloses its PAC policies and lists Altriapac contributions (by name and by State), the company does not provide substantive details into its policies and oversight mechanisms governing its trade association activities or transparency into the company’s trade associations and other tax exempt organizations payments which may be used for political purposes. Such enhanced insight into Altria’s corporate

Mgmt Rec - Company Management Recommended Vote	Page 4

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues	Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

political contributions and trade association policies, initiatives, and oversight mechanisms would provide shareholders with more thorough and consolidated information into the potential risks and benefits associated with Altria’s political involvement. Therefore, based on Altria’s limited disclosure of its corporate political contributions and trade association policies, initiatives, and oversight mechanisms, this resolution warrants shareholder support.

06/16/09 - A	American Eagle Outfitters, Inc. *AEO*	02553E106			04/20/09		18,700
	1	Elect Director Janice E. Page	For	For		Mgmt
	2	Elect Director J. Thomas Presby	For	For		Mgmt
	3	Elect Director Gerald E. Wedren	For	For		Mgmt
	4	Amend Omnibus Stock Plan	For	For		Mgmt

VII. Vote Recommendation

The estimated shareholder value transfer of the company’s plans of 11 percent is equal to the allowable cap for this company of 11 percent. Additionally, this plan expressly forbids repricing.

	5	Ratify Auditors	For	For		Mgmt

05/06/09 - A	Amgen, Inc. *AMGN*	031162100			03/09/09		10,100
	1	Elect Director David Baltimore	For	For		Mgmt
	2	Elect Director Frank J. Biondi, Jr.	For	For		Mgmt
	3	Elect Director Francois de Carbonnel	For	For		Mgmt
	4	Elect Director Jerry D. Choate	For	For		Mgmt
	5	Elect Director Vance D. Coffman	For	For		Mgmt
	6	Elect Director Frederick W. Gluck	For	For		Mgmt
	7	Elect Director Frank C. Herringer	For	For		Mgmt
	8	Elect Director Gilbert S. Omenn	For	For		Mgmt
	9	Elect Director Judith C. Pelham	For	For		Mgmt
	10	Elect Director J. Paul Reason	For	For		Mgmt
	11	Elect Director Leonard D. Schaeffer	For	For		Mgmt
	12	Elect Director Kevin W. Sharer	For	For		Mgmt
	13	Ratify Auditors	For	For		Mgmt
	14	Approve Omnibus Stock Plan	For	For		Mgmt

VII. Vote Recommendation

The estimated shareholder value transfer of the company’s plans of 8 percent is equal to the allowable cap for this company of 8 percent. Additionally, this plan expressly forbids repricing.

	15	Reduce Supermajority Vote Requirement	For	For		Mgmt

Any reduction of a company’s voting requirements warrants shareholder support, even if the change is

Mgmt Rec - Company Management Recommended Vote	Page 5

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
simply a lower supermajority.

	16	Amend Articles/Bylaws/Charter — Call Special Meetings		Against	For		ShrHoldr

Vote Recommendation    The proposal seeks to empower investors with the right to call special meetings, which is in the best interests of shareholders. The proposal limits the right to call a special meeting to an aggregate of at least 10 percent of the outstanding shares. This is a reasonable threshold that warrants shareholder support.

	17	Reincorporate in Another State [from Delaware to North Dakota ]		Against	Against		ShrHoldr

Given the company’s overall governance practices, recent positive governance changes, and responsiveness to shareholders, the proposed reincorporation is unwarranted and may result in unnecessary expenditure of the company’s time and financial resources. As such, this proposal does not warrant shareholder support.

02/25/09 - A	Apple Inc. *AAPL*		037833100			12/29/08		7,200
	1	Elect Directors		For	For		Mgmt
	2	Report on Political Contributions		Against	Against		ShrHoldr

Conclusion and Vote Recommendation    Apple publicly provides information regarding its political contribution policies and oversight mechanisms, including factors which influence its support for certain candidates and its overarching rationale political contributions and expenditures. Regarding trade association activity, Apple provides a broad rationale for the types of organizations supported, noting that its trade association memberships and participation in these organizations is reviewed annually by the Board. A recent update to Apple’s publicly available Political Contributions and Expenditures Policy includes details regarding the company’s participation in specific trade associations and highlights the goals and interests supported by these organizations which may benefit the company. Such insight into its trade association spending and activities provides shareholders with the potential risks and benefits associated with Apple’s trade association activity. Therefore, based on Apple’s existing disclosure regarding its corporate political contributions and trade association policies, initiatives, and oversight mechanisms, this resolution

Mgmt Rec - Company Management Recommended Vote	Page 6

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
does not warrant shareholder support.

	3	Adopt Principles for Health Care Reform		Against	Against		ShrHoldr

Conclusion and Vote Recommendation    The current health care system poses substantial challenges to U.S. companies. Additionally, transparency regarding Apple’s broader public policy position relating to the health care could be increased. However, the adoption of the proponent’s proposed IOM health care principles or other similar principles would not clearly mitigate health care risks to the company and its shareholders. Apple appears to have some disclosure available on its employee health care benefits on its corporate web site. While there is an apparent lack of disclosure by Apple regarding its position on broader health care public policy issues and related reforms, the health care policy issue reaches beyond the scope of any one company and is more properly the province of legislative activity and regulatory action. Furthermore, the recommended health care principles may be perceived as overly prescriptive and may limit management’s flexibility with respect to future developments, where management should otherwise be afforded the flexibility to make decisions on specific policy positions based on their own assessment of the most beneficial health care strategies for the company. Therefore, shareholder support for the resolution is not warranted.

	4	Prepare Sustainability Report		Against	Against		ShrHoldr

Conclusion and Vote Recommendation    While Apple does not have a unified, comprehensive sustainability report and does not comprehensively use GRI reporting indicators, the company does appear to demonstrate a substantial commitment to sustainability initiatives. Specifically, Apple discloses detailed sustainability-related information, including a variety of environmental policies, goals, and metrics which are aimed to map certain sustainability initiatives to the GRI indicators. Apple’s initiatives include product reports focusing on the company’s carbon footprint and environmental impact for the lifecycle of individual products, a facilities report, individual product electricity efficiency metrics, a phase-out of toxic chemicals program, a reduction of materials in products and packaging, an increased use of recyclable materials in products, and a take-back program for the recycling of old computers. Additionally, the company has participated in active constructive engagement with stakeholders on

Mgmt Rec - Company Management Recommended Vote	Page 7

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

sustainability issues such as its phase-out of toxic chemicals and recycling policy, and there does not appear to be any significant sustainability-related controversies or litigation in which the company is involved. An increase in the level of transparency related to social and environmental metrics and performance is encouraged. Apple may want to consider the potential benefits of structuring its reporting along established guidelines, including comprehensive GRI indicators. The expansion of its existing sustainability related information may help investors better compare company performance with that of its peers. Additionally, while Apple has disclosure relating to the GHG emissions of its products, shareholders would benefit from greater disclosure of total GHG emissions in order to better evaluate risks related to potential climate change regulations. However, Apple’s existing disclosure, coupled with recent constructive engagement with stakeholders on sustainability issues, does demonstrate to shareholders Apple’s active commitment to sustainability related risks and opportunities. As such, this proposal does not warrant shareholder support.

	5	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

RMG’s recommendation for this proposal should be seen as support for the principle of increased shareholder communication rather than as a disapproval of this company’s current compensation practices.

03/10/09 - A	Applied Materials, Inc. *AMAT*		038222105			01/12/09		26,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Aart J. de Geus --- For

We recommend a vote FOR the directors with the exception of independent outsider James E. Rogers. We recommend that shareholders WITHHOLD votes from James E. Rogers for sitting on more than three boards.

	1.2	Elect Director Stephen R. Forrest --- For
	1.3	Elect Director Philip V. Gerdine --- For
	1.4	Elect Director Thomas J. Iannotti --- For
	1.5	Elect Director Alexander A. Karsner --- For
	1.6	Elect Director Charles Y.S. Liu --- For

Mgmt Rec - Company Management Recommended Vote	Page 8

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.7	Elect Director Gerhard H. Parker — For
	1.8	Elect Director Dennis D. Powell — For
	1.9	Elect Director Willem P. Roelandts — For
	1.10	Elect Director James E. Rogers — Withhold
	1.11	Elect Director Michael R. Splinter — For
	2	Reduce Supermajority Vote Requirement		For	For		Mgmt

RMG’s Analysis and Conclusion    RMG maintains that a simple majority of voting shares should be sufficient to effect changes in a company’s corporate governance. Requiring more than a simple majority may permit management to entrench itself by blocking amendments that are in shareholders’ best interests. RMG supports any reduction of a company’s voting requirements, even if the change is simply a lower supermajority. In this case, however, the company is adopting simple majority approval, which ISS supports.

	3	Ratify Auditors		For	For		Mgmt

04/23/09 - A	Arch Coal, Inc. *ACI*		039380100			02/23/09		9,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Frank Burke — Withhold

Vote Recommendation    RMG recommends that shareholders WITHHOLD votes from member of the Compensation Committee. As such, RMG recommends that shareholder WITHHOLD votes from Frank M. Burke, Thomas A. Lockhart, and Wesley M. Taylor for the pay-for-performance disconnect at the company. RMG recommends that shareholders vote FOR Patricia F. Godley.

	1.2	Elect Director Patricia Godley — For
	1.3	Elect Director Thomas A. Lockhart — Withhold
	1.4	Elect Director Welsey M. Taylor — Withhold
	2	Ratify Auditors		For	For		Mgmt

04/24/09 - A	AT&T Inc *T*		00206R102			02/25/09		10,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Randall L. Stephenson — For
	1.2	Elect Director William F. Aldinger III — Against
	1.3	Elect Director Gilbert F. Amelio —

Mgmt Rec - Company Management Recommended Vote	Page 9

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
Against
	1.4	Elect Director Reuben V. Anderson — For
	1.5	Elect Director James H. Blanchard — Against
	1.6	Elect Director August A. Busch III — For
	1.7	Elect Director Jaime Chico Pardo — For
	1.8	Elect Director James P. Kelly — For
	1.9	Elect Director Jon C. Madonna — For
	1.10	Elect Director Lynn M. Martin — For
	1.11	Elect Director John B. McCoy — For
	1.12	Elect Director Mary S. Metz — For
	1.13	Elect Director Joyce M. Roch — For
	1.14	Elect Director Laura D Andrea Tyson — For
	1.15	Elect Director Patricia P. Upton — Against
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Authorized Common Stock		For	For		Mgmt

The requested increase of seven billion shares is 3.85 billion shares below the allowable increase of 10.85 billion shares. Additionally, we are not highlighting any significant governance concerns related to the company’s use of equity. As such, we believe this item warrants shareholder support.

	4	Report on Political Contributions		Against	For		ShrHoldr

Based on AT&T’s lack of a comprehensive policies and oversight mechanisms, given its recent political contribution controversy, and noting that enhanced disclosure has the potential to mitigate the controversy surrounding the company’s public policy initiatives and enable shareholders to more thoroughly evaluate the risks and benefits of these activities, this resolution merits shareholder support.

	5	Amend Articles/Bylaws/Charter — Call Special Meetings		Against	For		ShrHoldr

We believe adoption of this proposal, and the resulting enhancement of shareholder rights under the company’s governing documents, warrants shareholder approval.

	6	Provide for Cumulative Voting		Against	For		ShrHoldr

In this case, the company has adopted a majority voting standard with a plurality carve-out and director resignation policy. However, the company has not adopted proxy access or a similar structure.

Mgmt Rec - Company Management Recommended Vote	Page 10

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
Accordingly, the proposal warrants shareholder support.

	7	Require Independent Board Chairman		Against	For		ShrHoldr

After a review of each of the points above, RMG has determined that, due to the incomplete lead director duties and poor compensation practices, this proposal warrants shareholder support.

	8	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

RMG’s recommendation for this proposal should be seen as support for the principle of increased shareholder communication rather than as a disapproval of this company’s current compensation practices. However, as noted above, the company does employ some compensation practices of which RMG disapproves.

	9	Exclude Pension Credits from Earnings Performance Measure		Against	For		ShrHoldr

We believe that this proposal is consistent with sound executive compensation practices and therefore shareholder support is warranted.

12/05/08 - S	Bank of America Corp. *BAC*		060505104				10/10/08	34,400
	1	Issue Shares in Connection with Acquisition		For	For		Mgmt

Given the current state of flux in the markets, on balance we do not have enough public information to recommend BAC shareholders to vote against the proposed transaction.

	2	Amend Omnibus Stock Plan		For	For		Mgmt

VII. Vote Recommendation

The estimated shareholder value transfer of the company’s plans of 8 percent is equal to or less than the allowable cap for this company of 8 percent. Additionally, this plan expressly forbids repricing.

	3	Increase Authorized Common Stock		For	For		Mgmt

The requested increase of 2,500,000,000 shares is below the allowable threshold of 6,375,000,000 shares.

	4	Adjourn Meeting		For	For		Mgmt

Where ISS is supportive of the underlying transaction, we support the narrowly-crafted proposal to adjourn the meeting in order to permit further solicitation.

Mgmt Rec - Company Management Recommended Vote	Page 11

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
11/20/08 - A	Burger King Holdings, Inc. *BKC*		121208201			09/22/08		22,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John W. Chidsey — For

We recommend a vote FOR the directors with the exception of independent outsiders Sanjeev K. Mehra and David A. Brandon. We recommend that shareholders WITHHOLD votes from Sanjeev K. Mehra for poor attendance and from David A. Brandon for sitting on more than three boards.

	1.2	Elect Director Richard W. Boyce — For
	1.3	Elect Director David A. Brandon — Withhold
	1.4	Elect Director Ronald M. Dykes — For
	1.5	Elect Director Peter R. Formanek — For
	1.6	Elect Director Manuel A. Garcia — For
	1.7	Elect Director Sanjeev K. Mehra — Withhold
	1.8	Elect Director Stephen G. Pagliuca — For
	1.9	Elect Director Brian T. Swette — For
	1.10	Elect Director Kneeland C. Youngblood — For
	2	Ratify Auditors		For	For		Mgmt

04/23/09 - A	Capital One Financial Corp. *COF*		14040H105			02/23/09		9,300
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

VII. Vote Recommendation

The estimated shareholder value transfer of the company’s plans of 9 percent is less than the allowable cap for this company of 10 percent. Additionally, this plan expressly forbids repricing.

	4	Advisory Vote on Executive Compensation		For	For		Mgmt

Vote Recommendation    RMG encourages the company to eliminate the use of excise tax gross-ups and to reduce above median peer group benchmarking. On balance, RMG recommends that shareholders vote FOR this item.

Mgmt Rec - Company Management Recommended Vote	Page 12

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
06/10/09 - A	Caterpillar Inc. *CAT*		149123101			04/13/09		4,200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		Against	For		ShrHoldr

Vote Recommendation Because declassifying the board would increase director accountability to shareholders, this proposal warrants shareholder support.

	4	Require a Majority Vote for the Election of Directors		Against	For		ShrHoldr

As such, this proposal warrants shareholder support.

	5	Report on Foreign Military Sales		Against	Against		ShrHoldr

Vote Recommendation    The existing combination of federal regulation and the necessity to limit disclosure where it could affect the company’s competitive advantage outweigh the potential benefits that may be derived from this proposal. As such, this resolution does not merit shareholder support.

	6	Adopt Simple Majority Vote Standard		Against	For		ShrHoldr

Vote Recommendation    Requiring more than a simple majority may permit the board to entrench itself by blocking amendments that are in shareholders’ best interests. As such, this proposal warrants shareholder support.

	7	Limitation on Compensation Consultant Services		Against	For		ShrHoldr

Vote Recommendation    RMG believes that external pay consultants should be independent to ensure that advice is unbiased and uncompromised. Multiple business engagements may impair a consultant’s judgment, even though there may be two separate businesses within the same firm providing services to the company, as in this case. As such, this proposal warrants shareholder support.

	8	Require Independent Board Chairman		Against	For		ShrHoldr

Vote Recommendation    Given the binding nature of this proposal, the proposed bylaw amendment must be carefully crafted to ensure that the appropriate change is being made to the company’s bylaws. In this case, RMG believes that the proposed language of the bylaw is reasonable and superior to the status quo. Additionally, given the company’s poor governance track record in conjunction with multiple problematic governance provisions, this proposal warrants shareholder support.

	9	Report on Lobbying Priorities		Against	Against		ShrHoldr

Mgmt Rec - Company Management Recommended Vote	Page 13

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Vote Recommendation    Based on concerns over whether the implementation of the proposal would effectively address the proponent’s underlying concerns regarding Caterpillar’s support for Federal GHG legislation and providing the cost and burden of producing such a detailed report which would likely require significant updates in order for the reporting to remain relevant, there is questionable utility and benefits of the requested report, Additionally, the company has an existing board-level Public Policy committee and publicly available government documentation provides insight into the company’s lobbying initiatives. Finally, there appears to be lack of significant controversies surrounding Caterpillar’s public policy initiatives. Therefore, this resolution does not merit shareholder support.

06/17/09 - A	Celgene Corp. *CELG*		151020104			04/21/09		3,800
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

VII. Vote Recommendation

The estimated shareholder value transfer of the company’s plans of 9 percent is less than the allowable cap for this company of 10 percent. Additionally, this plan expressly forbids repricing.

	4	Require a Majority Vote for the Election of Directors		Against	For		ShrHoldr

The proposed majority vote standard coupled with a director resignation policy would give full effect to the shareholder franchise. Therefore, this proposal warrants shareholder support.

05/27/09 - A	Chevron Corporation *CVX*		166764100			04/01/09		8,300
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt

Going forward, the Compensation Committee should consider re-designing the bonus program to set meaningful and disclosed performance measures and goals. The current design could provide large bonus payouts without taking into consideration the real underlying performance of the company. At this time, the Compensation Committee’s actions will continue to be monitored. Although a WITHHOLD vote may be recommended in the future if the existing bonus

Mgmt Rec - Company Management Recommended Vote	Page 14

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Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
program continues, at this time, shareholder support for the incentive compensation plan is warranted to enable the company to preserve the financial benefits of the Section 162(m) tax deduction.

	4	Amend Omnibus Stock Plan		For	For		Mgmt

VI. Vote Recommendation

It is recommended that shareholders vote FOR amendments to reapprove performance goals in existing compensation plans to comply with the provisions of Section 162(m), which would permit the company to receive favorable tax treatment.

	5	Amend Articles/Bylaws/Charter — Call Special Meetings		Against	For		ShrHoldr

The proposal seeks to enhance shareholders with the right to call special meetings, which is in the best interests of shareholders. The proposal limits the right to call a special meeting to an aggregate of at least ten percent of the outstanding shares. This is a reasonable threshold, consistent with many state statutes. Hence, this item warrants shareholder support.

	6	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

The advisory vote would provide shareholders a voice in a company’s executive compensation practices. The advisory vote would be a confidence vote on the work of the compensation committee and would encourage constructive dialogue between the committee and investors on any contentious pay issues. Companies are encouraged to allow shareholders to express their opinions on executive compensation practices by establishing an annual referendum. An advisory vote on executive compensation is another step forward in enhancing board accountability. The recommendation for this proposal should be seen as support for the principle of increased shareholder communication rather than as disapproval of this company’s current compensation practices.

	7	Adopt Quantitative GHG Goals for Products and Operations		Against	Against		ShrHoldr

Chevron has taken a number of voluntary steps to address its GHG emissions and the issue of climate change in general. These policies and initiatives seek broad, strategic solutions to the climate change challenges that face the company. Furthermore, the company appears to proactively manage its current GHG emissions from its operations and it has established performance targets, although not

Mgmt Rec - Company Management Recommended Vote	Page 15

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Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

reduction targets, for these emissions, which are verified by an independent third-party. The company does publish an estimate of the GHG emissions from its products; however, it does not set goals for the reduction of emissions from its products. Additionally, Chevron’s strategic approach to climate change has resulted in its achievement of a “ best in class” CDP rating within its sector, placing it in the CDP’s Carbon Disclosure Leadership Index. Coupled with the disclosure of its current operational GHG emissions metrics and goals, Chevron demonstrates a substantial commitment on the part of management to mitigate the company’s exposure to a variety of climate change risks. While the company should continue to improve its current level of disclosure related to its policies and strategies on GHG emissions, this resolution does not warrant shareholder support at this time.

	8	Adopt Guidelines for Country Selection		Against	For		ShrHoldr

The proponents’ underlying concerns regarding investment in countries that have oppressive regimes, such as Burma, Nigeria, Ecuador, and other places where Chevron operates is a topic worthy of review. Due to the national and international public reaction to the events in Burma, such operations could expose a company to political uncertainties posing operational risks, possible government sanctions, reputational loss, consumer boycott, and/or a divestment campaign. Furthermore, companies operating in politically unstable countries, such as Burma, are operationally challenged due to heightened security risks. Companies with operations in high-risk markets should take appropriate steps to ensure that its operations are compliant with applicable federal regulations and are conducted in a manner that protects human rights, public health, and the environment. Burma continues to represent a portion of the company’s operations and, furthermore, continues to represent a source of contention for the international community due to ongoing allegations of human rights abuses and an uncooperative, non-democratic military regime. In 2008, the scope and prescriptive nature of the proposal’s proposed country selection criteria could have limited the flexibility of the company to properly address its decisions to operate where available resources exist. However, this year’s less prescriptive resolution affords management greater flexibility to employ its own country selection criteria. Based on the

Mgmt Rec - Company Management Recommended Vote	Page 16

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Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

flexibility afforded management to describe its own country selection guidelines, noting the lack of transparency regarding Chevron’s policies governing its decision making process to invest or operate in politically or socially unstable markets, and the benefits that disclosure of a policy informing shareholders of the company’s risk oversight procedures in such regions, this resolution merits shareholder support.

	9	Adopt Human Rights Policy		Against	For		ShrHoldr

Chevron has a publicly available human rights policy which recognizes a number of internationally recognized human rights standards and, in 2008, incorporated its Human Rights Statement into its Business Conduct and Ethics Code. As a result, the inclusion of Chevron’s Human Rights Statement in the code makes it subject to the corporation’s compliance processes. However, it is not clear how the company’s compliance process will govern the human rights policy, including management accountability, specific goals, performance metrics, reporting, and evaluation procedures or what specific monitoring and implementation measures will be utilized to oversee compliance with the company’s Human Rights Statement, in specific. Such disclosure is common at companies operating in industries or markets that are exposed to higher levels of risk because of human rights violations, controversy, and/or litigation (such as the Chevron’s operations in Burma, Ecuador, and Nigeria), as it affords shareholders with insight into the company’s commitments to implement its stated policies. For these reasons, this resolution warrants shareholder support.

	10	Report on Market Specific Environmental Laws		Against	Against		ShrHoldr

The proponent points to significant potential risks and liabilities regarding Chevron’s social and environmental track record, expounding primarily on the company’s current liabilities as a result of the lawsuit in Ecuador. While the controversy continues, it is noteworthy that the company has not made public the amount, estimated to be $27 billion, that it may be liable to pay upon the verdict of the Ecuadorian courts, nor any information as to how the company plans to manage this possible outcome. It would be beneficial for the company to increase its disclosure on the efficacy of its existing programs and provide further details and transparency to shareholders relating to its obligation of liability in the

Mgmt Rec - Company Management Recommended Vote	Page 17

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Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

countries where it operates, especially in light of recent developments regarding the company’s liability in Ecuador. However, the approach of this resolution, which asks for disclosure of policies and procedures that guide Chevron’s assessment of host government regulations and laws for more than 100 host countries in which the company operates, would be highly burdensome on the company. For this assessment to be meaningful to shareholders, the report would likely require providing substantial detail on the nuances of each country’s social and environmental laws with respect to their adequacy to protect human health and the environment. Beyond concerns with the structure of the resolution, at some level, the company addresses the points made in the proposal by implementing a systematic approach to managing operational environmental, social, and health impacts through its OEMS and ESHIA programs, and provides public disclosure on the goals and progress of these systems to concerned stakeholders and shareholders. The company is likely to continue to face environmental challenges and risks, and the company should continue to report on the efficacy of its existing programs and initiatives to promote its stated commitment to ensure the highest environmental standards wherever Chevron operates. However, based on the concerns with the structure of this resolution, the potential burden of effectively implementing the proposal, and given Chevron’s commitments to improve its existing policies and initiatives as demonstrated by its OEMS and ESHIA programs, this resolution, in its current form, does not warrant shareholder support.

11/13/08 - A	Cisco Systems, Inc. *CSCO*		17275R102			09/15/08		39,100
	1	Elect Director Carol A. Bartz		For	For		Mgmt

Conclusion We recommend a vote FOR the directors with the exception of independent outsider Jerry Yang. We recommend that shareholders vote AGAINST Jerry Yang for poor attendance.

	2	Elect Director M. Michele Burns		For	For		Mgmt
	3	Elect Director Michael D. Capellas		For	For		Mgmt
	4	Elect Director Larry R. Carter		For	For		Mgmt
	5	Elect Director John T. Chambers		For	For		Mgmt
	6	Elect Director Brian L. Halla		For	For		Mgmt
	7	Elect Director John L. Hennessy		For	For		Mgmt
	8	Elect Director Richard M. Kovacevich		For	For		Mgmt
	9	Elect Director Roderick C. McGeary		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote	Page 18

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	10	Elect Director Michael K. Powell		For	For		Mgmt
	11	Elect Director Steven M. West		For	For		Mgmt
	12	Elect Director Jerry Yang		For	Against		Mgmt
	13	Ratify Auditors		For	For		Mgmt
	14	Amend Bylaws to Establish a Board Committee on Human Rights		Against	Against		ShrHoldr

RMG recognizes that Cisco currently provides information regarding the company’s human rights policies, initiatives and oversight mechanisms. However, while we also believe that Cisco’s existing policies and disclosure of these issues indicates that the company is carefully evaluating human rights issues raised by the company’s activities and policies and appears to be making advancements in these areas, we also believe that Cisco could further enhance aspects of its human rights policies. However, based on the company’s apparent current commitment to address these issues, and given scope and structure of the proponent’s proposal regarding the establishment of a new Board Committee on Human Rights, we do not believe that the requested bylaw change is warranted. As such, we recommend shareholders oppose this resolution.

	15	Report on Internet Fragmentation		Against	For		ShrHoldr

While we recognize Cisco for its efforts on international human rights issues, and the apparent improvements the company has made in its disclosure regarding Internet censorship and its Chinese operations, we believe that including additional information in its existing public documents on policies and practices related to doing business with governments that restrict certain human rights could be beneficial to shareholders without significant expense or burden on the company. As such, we recommend shareholder support for this resolution.

05/08/09 - A	Colgate-Palmolive Co. *CL*		194162103			03/09/09		5,700
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

VII. Vote Recommendation

The estimated shareholder value transfer of the company’s plans of 6 percent is equal to the allowable cap for this company of 6 percent. Additionally, shareholder approval is warranted to enable the company to preserve the financial benefits of the Section 162(m) tax deduction. In this case, the performance measures included under the plan are

Mgmt Rec - Company Management Recommended Vote	Page 19

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

05/13/09 - A	Comcast Corp. *CMCSA*		20030N101			03/04/09		24,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director S. Decker Anstrom — Withhold

Vote FOR the directors with the exception of Judith Rodin, S. Decker Anstrom, Joseph J. Collins, and Michael I. Sovern. WITHHOLD votes from directors Rodin, Anstrom, Collins, and Sovern for serving on the Compensation Committee and providing poor pay practices to founder Ralph J. Roberts.

	1.2	Elect Director Kenneth J. Bacon — For
	1.3	Elect Director Sheldon M. Bonovitz — For
	1.4	Elect Director Edward D. Breen — For
	1.5	Elect Director Julian A. Brodsky — For
	1.6	Elect Director Joseph J. Collins — Withhold
	1.7	Elect Director J. Michael Cook — For
	1.8	Elect Director Gerald L. Hassell — For
	1.9	Elect Director Jeffrey A. Honickman — For
	1.10	Elect Director Brian L. Roberts — For
	1.11	Elect Director Ralph J. Roberts — For
	1.12	Elect Director Dr. Judith Rodin — Withhold
	1.13	Elect Director Michael I. Sovern — Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Qualified Employee Stock Purchase Plan		For	For		Mgmt

Approval of this item is warranted given that the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and

Mgmt Rec - Company Management Recommended Vote	Page 20

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
there are limitations on participation.

	4	Amend Restricted Stock Plan		For	For		Mgmt

VIII. Vote Recommendation The estimated shareholder value transfer of the company’s plans of 5 percent is less than the allowable cap for this company of 6 percent.

	5	Amend Stock Option Plan		For	For		Mgmt

VIII. Vote Recommendation

The estimated shareholder value transfer of the company’s plans of 6 percent is equal to the allowable cap for this company of 6 percent. Additionally, this plan expressly forbids repricing.

	6	Increase Disclosure of Executive Compensation		Against	Against		ShrHoldr

Adoption of this proposal could potentially place the company at a competitive disadvantage. Therefore, support for this proposal is not warranted.

	7	Seek Shareholder Approval on Certain Future Death Benefit Arrangements		Against	For		ShrHoldr

In light of the aforementioned reasons, this proposal warrants shareholder support.

	8	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

The advisory vote would provide shareholders a voice in a company’s executive compensation practices. Therefore, support for this proposal is warranted.

	9	Adopt a Recapitalization Plan		Against	For		ShrHoldr

Simplified capital structures where voting interests are proportional to economic interests are preferable to dual-class structures where management owns supervoting stock. Therefore, support for this proposal is warranted.

05/06/09 - A	CVS Caremark Corp *CVS*		126650100			03/12/09		19,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edwin M. Banks — For

Vote FOR all director nominees.

	1.2	Elect Director C. David Brown II — For
	1.3	Elect Director David W. Dorman — For
	1.4	Elect Director Kristen E. Gibney Williams — For
	1.5	Elect Director Marian L. Heard — For
	1.6	Elect Director William H. Joyce — For
	1.7	Elect Director Jean-Pierre Million — For

Mgmt Rec - Company Management Recommended Vote	Page 21

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.8	Elect Director Terrence Murray — For
	1.9	Elect Director C.A. Lance Piccolo — For
	1.10	Elect Director Sheli Z. Rosenberg — For
	1.11	Elect Director Thomas M. Ryan — For
	1.12	Elect Director Richard J. Swift — For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Articles/Bylaws/Charter — Call Special Meetings		Against	For		ShrHoldr

Vote FOR this proposal as it would enhance shareholder rights.

	4	Require Independent Board Chairman		Against	For		ShrHoldr

Vote FOR this proposal because the lead director does not perform all the of the duties required.

	5	Report on Political Contributions		Against	For		ShrHoldr

Vote Recommendation    While the company appears to provide some limited disclosure regarding its political contribution policies, business rationale, and oversight mechanisms in the company’s Code of Conduct and its proxy statement, the company does not disclose information relating to general policies and procedures related the company’s trade association participation, including the types of associations being supported and the company’s rationale for supporting these organizations. CVS Caremark shareholders could also benefit from a more comprehensive disclosure regarding the company’s political contribution activities and from inclusion of information about company’s federal political action committee in its publicly available documents. Such information could help shareholders assess the risks and benefits associated with public policy activities without significant cost, burden, or strategic risk for the company. As such, we believe this resolution warrants shareholder support.

	6	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

Vote FOR this proposal as it would allow shareholders a voice in a company’s executive compensation practices and would be a confidence vote on the work of the compensation committee.

04/16/09 - A	Cytec Industries Inc. *CYT*		232820100			02/20/09		4,900
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote	Page 22

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
11/13/08 - A	Devry Inc. *DV*		251893103			09/19/08		4,000
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/29/09 - A	E.I. Du Pont De Nemours & Co. *DD*		263534109			03/04/09		14,400
	1	Elect Director Samuel W. Bodman		For	For		Mgmt
	2	Elect Director Richard H. Brown		For	For		Mgmt
	3	Elect Director Robert A. Brown		For	For		Mgmt
	4	Elect Director Bertrand P. Collomb		For	For		Mgmt
	5	Elect Director Curtis J. Crawford		For	For		Mgmt
	6	Elect Director Alexander M. Cutler		For	For		Mgmt
	7	Elect Director John T. Dillon		For	For		Mgmt
	8	Elect Director Eleuthere I. Du Pont		For	For		Mgmt
	9	Elect Director Marillyn Hewson		For	For		Mgmt
	10	Elect Director Charles O. Holliday, Jr.		For	For		Mgmt
	11	Elect Director Lois D. Juliber		For	For		Mgmt
	12	Elect Director Ellen J. Kullman		For	For		Mgmt
	13	Elect Director William K. Reily		For	For		Mgmt
	14	Ratify Auditors		For	For		Mgmt
	15	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

RMG’s recommendation for this proposal should be seen as support for the principle of increased shareholder communication rather than as a disapproval of this company’s current compensation practices.

01/27/09 - S	Embarq Corp		29078E105			12/17/08		4,800
	1	Approve Merger Agreement		For	For		Mgmt

Based on our review of the terms of the transaction and the factors described above, including the reasonable premium and the strategic rationale, we believe that the merger agreement warrants shareholder support.

05/06/09 - A	EMC Corporation *EMC*		268648102			03/05/09		38,700
	1	Elect Director Michael W. Brown		For	For		Mgmt
	2	Elect Director Randolph L. Cowen		For	For		Mgmt
	3	Elect Director Michael J. Cronin		For	For		Mgmt
	4	Elect Director Gail Deegan		For	For		Mgmt
	5	Elect Director John R. Egan		For	For		Mgmt
	6	Elect Director W. Paul Fitzgerald		For	For		Mgmt
	7	Elect Director Edmund F. Kelly		For	For		Mgmt
	8	Elect Director Windle B. Priem		For	For		Mgmt
	9	Elect Director Paul Sagan		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote	Page 23

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	10	Elect Director David N. Strohm		For	For		Mgmt
	11	Elect Director Joseph M. Tucci		For	For		Mgmt
	12	Ratify Auditors		For	For		Mgmt
	13	Amend Qualified Employee Stock Purchase Plan		For	For		Mgmt

Approval of this item is warranted given that the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	14	Permit Right to Call Special Meeting		For	For		Mgmt
Because this proposal seeks to lower the threshold level for shareholders to call a special meeting, adoption of this proposal would enhance shareholder rights.

	15	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

Support for the advisory vote on compensation is warranted because it would enhance shareholder rights.

04/29/09 - A	EOG Resources, Inc. *EOG*		26875P101			03/05/09		5,900
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/22/09 - A	EQT Corporation *EQT*		26884L109			02/13/09		8,300
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

VII. Vote Recommendation

The estimated shareholder value transfer of the company’s plans of 5 percent is equal to the allowable cap for this company of 5 percent. Additionally, this plan expressly forbids repricing.

	4	Approve Qualified Employee Stock Purchase Plan		For	For		Mgmt

Approval of this item is warranted given that the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

05/13/09 - A	Everest Re Group LTD *RE*		G3223R108			03/20/09		3,200
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Martin Abrahams as Director —

Mgmt Rec - Company Management Recommended Vote	Page 24

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
Withhold

The elections of Compensation Committee members Martin Abrahams, John R. Dunne, and John A. Webber do not merit support due to the pay-for-performance disconnect at the company.

	1.2	Elect John R. Dunne as Director — Withhold
	1.3	Elect John A. Weber as Director — Withhold
	2	Approve PricewaterhouseCoopers LLP as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

VII. Vote Recommendation The estimated shareholder value transfer of the company’s plans of 4 percent is less than the allowable cap for this company of 6 percent.

04/28/09 - A	Exelon Corporation *EXC*		30161N101			03/02/09		8,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John A. Canning, Jr. — For

Vote Recommendation    Providing excise tax gross-ups is a poor pay practice as per RMG’s Poor Pay Practice Policy. Normally, RMG would recommend that shareholders vote against the Compensation Committee members. However, as the company has publicly stated its commitment not to provide tax gross-ups for new and materially amended contract going forward, we recommend that shareholders vote FOR all current nominees.

	1.2	Elect Director M. Walter D’Alessio — For
	1.3	Elect Director Bruce DeMars — For
	1.4	Elect Director Nelson A. Diaz — For
	1.5	Elect Director Rosemarie B. Greco — For
	1.6	Elect Director Paul L. Joskow — For
	1.7	Elect Director John M. Palms — For
	1.8	Elect Director John W. Rogers, Jr. — For
	1.9	Elect Director John W. Rowe — For
	1.10	Elect Director Stephen D. Steinour — For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

Vote Recommendation Shareholder support for

Mgmt Rec - Company Management Recommended Vote	Page 25

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
the incentive compensation plan is warranted to enable the company to preserve the financial benefits of the Section 162(m) tax deduction.
	3	Ratify Auditors		For	For		Mgmt
	4	Report on Global Warming		Against	Against		ShrHoldr

Conclusion    Considering the general scientific consensus on climate change and the proposed or enacted state, national, and international legislation related to reducing GHG emissions, increasing public concern, and shifting consumer demands surrounding energy efficient products, companies would benefit by proactively developing climate change strategies. These strategies could help focus their strategic initiatives to meet the challenges ahead while providing shareholders with a means to evaluate company performance on this issue and assess the impact that it may have on their investment. Exelon’s existing disclosure of GHG emissions, metrics, and initiatives, including its newly developed 2020 goals, relating to climate change, demonstrate that the company is taking a proactive approach to climate change. The company’s current level of disclosure, which is above the level of many of its peers, allows shareholders to evaluate Exelon’s policies, initiatives, and strategic direction relating to climate risk and opportunity. Therefore, this proposal does not warrant shareholder support.

05/27/09 - A	Express Scripts, Inc. *ESRX*		302182100			03/31/09		5,500
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/27/09 - A	Exxon Mobil Corp. *XOM*		30231G102			04/06/09		20,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director M.J. Boskin — For

Vote Recommendation It is recommended that shareholders vote FOR all directors.

	1.2	Elect Director L.R. Faulkner — For
	1.3	Elect Director K.C. Frazier — For
	1.4	Elect Director .W. George — For
	1.5	Elect Director R.C. King — For
	1.6	Elect Director M.C. Nelson — For
	1.7	Elect Director S.J. Palmisano — For
	1.8	Elect Director S.S Reinemund — For
	1.9	Elect Director R.W. Tillerson — For

Mgmt Rec - Company Management Recommended Vote	Page 26

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.10	Elect Director E.E. Whitacre, Jr. — For
	2	Ratify Auditors		For	For		Mgmt
	3	Provide for Cumulative Voting		Against	For		ShrHoldr

Vote Recommendation    In this case, the company has not adopted a majority voting standard and does not provide shareholders with proxy access or a similar structure. Accordingly, the proposal warrants shareholder support.

	4	Amend Articles/Bylaws/Charter — Call Special Meetings		Against	For		ShrHoldr

Given the reasonable threshold and the removal of the onerous provisions of the current right to call special meetings, it is recommended that shareholders vote FOR this proposal.

	5	Reincorporate in Another State [from New Jersey to North Dakota]		Against	Against		ShrHoldr

While the proposed reincorporation to North Dakota would positively impact shareholder rights based on a comparison of state statutes and overall governance provisions, it is not necessary for the company to reincorporate in North Dakota to improve or enhance its governance with none of the provisions being prohibited under New Jersey law. Further, while the company’s governing documents do not provide for most of the provisions that North Dakota law would afford to shareholders, there are no significant governance issues of concern at the company.

Hence, shareholder support for the reincorporation is not warranted.

	6	Require Independent Board Chairman		Against	For		ShrHoldr

Vote Recommendation    Given the binding nature of this proposal, it is not sufficient for the proponent to have the correct intent; the bylaw amendment must be carefully crafted to ensure that the appropriate change is being made to the company’s bylaws. While the proposed bylaw is inflexible in that it precludes any executive officer or employee from serving as the chairman of the board, it does not mandate that a former executive cannot serve in that capacity. It appears that the Sections 1 and 4 of the current bylaw contradict each other while also contradicting the company’s governance guidelines which state that the board should have the flexibility to determine whether or not to combine the positions of CEO and chairman. These inconsistencies cloud the company’s commitment to maintaining an independent counterbalancing structure through the creation of the position of the presiding director. The lack of authority of the presiding director and the

Mgmt Rec - Company Management Recommended Vote	Page 27

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

demonstrated limited access to shareholders further strengthen the conclusion that the company has not established a robust presiding director structure to, in practice, provide a counterbalance to the combination of the positions of Chairman and CEO. Based on these concerns, RMG believes that the adoption of the proposed bylaw is a superior option to maintaining the status quo at the company.

	7	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr
	8	Compare CEO Compensation to Average U.S. per Capita Income		Against	Against		ShrHoldr

Vote Recommendation    Though the disparity between the pay levels of average U.S. per capita income and executive employees has grown at many U.S. companies over the past few decades, it is unlikely that the requested report would produce a meaningful gauge for shareholders to determine whether ExxonMobil’s compensation policies and pay levels are appropriate and effective for its senior executives. While shareholders could benefit from continued, detailed review of the compensation committee’s policies to control excessive CEO pay, the specific information requested by this resolution focuses more directly on pay disparities which may result in a report that is arbitrary in nature, or provides limited meaningful information to shareholders. As such, shareholder support for this resolution is not warranted.

	9	Review Anti-discrimination Policy on Corporate Sponsorships and Executive Perks		Against	Against		ShrHoldr

Vote Recommendation    While the company’s existing corporate sponsorship policy does not specifically address the filer’s specific concern, without information suggesting that the company’s management of its corporate sponsorships or executive perks has had a negative impact on shareholder value, it does not appear that it would be beneficial for shareholders to challenge individual sponsorships or the company’s policies relating to corporate sponsorships. Additionally, ExxonMobil already has articulated its commitments to diversity initiatives and the company has a non-discrimination policy that currently addresses gender-based discrimination. Based on questions over the utility of this resolution and the lack of demonstrated evidence that such a report could benefit shareholder value, this resolution does not merit shareholder support.

Mgmt Rec - Company Management Recommended Vote	Page 28

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Amend EEO Policy to Prohibit Discrimination based on Sexual Orientation and Gender Identity		Against	For		ShrHoldr

Vote Recommendation    Recognizing current corporate trends towards including sexual orientation and gender identity language into EEO policies and given the company’s stated commitment to not discriminate on any basis, the requested amendment to ExxonMobil’s existing EEO policy could enhance public perception of the company as an inclusive workplace, would mitigate a lingering controversy which has led to the eleventh year that this shareholder campaign continues to gain shareholder support, and may improve ExxonMobil’s competitive employment practices without incurring substantial compliance costs. Taking these factors into consideration, this resolution merits shareholder support.

	11	Adopt Quantitative GHG Goals for Products and Operations		Against	For		ShrHoldr

Vote Recommendation    While ExxonMobil’s discloses substantial information relating to its energy efficiency initiatives, including the establishment of energy efficiency goals, and while the company does provide GHG emissions metrics from its operations, ExxonMobil has not publicly reported its goals related to the reduction of GHG emissions from its operations or its products. The adoption of GHG emission goals for ExxonMobil’s products and operations would appear consistent with its own stated Environmental Business Planning process which prepares environmental performance indicators and reviews “targets and forecasting with top management to calibrate the process for the subsequent year.” Such enhanced transparency into GHG targets would be beneficial for both the company and its shareholders by providing insight into the company’s ability to maintain its leadership position in the market by ensuring continued compliance with existing GHG regulations and pending legislation. Therefore, this proposal merits shareholders support.

	12	Report on Climate Change Impacts on Emerging Countries		Against	Against		ShrHoldr

Vote Recommendation    While ExxonMobil’s shareholders would benefit if the company were to improve its existing climate change policies and disclosures of related risk assessments, particularly in light of the ever shifting landscape surrounding renewable energy and

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Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

advanced technologies, there are concerns over the scope and structure of the requested report. In particular, detailing the likely consequences of global climate change on poor communities between now and 2030 for both developed and emerging countries would be highly costly and burdensome. As previously noted, the 2007 IPCC’s Working Group II Report “Impacts, Adaptation and Vulnerability” study already provide a comprehensive peer-reviewed assessment similar to what the proponents request. Based on the scope of the requested report, the existing public availability of peer-reviewed scientific studies on the consequences of climate change on the world’s poor, and noting that ExxonMobil already details its views regarding why the company has chosen to pursue a business focus on hydrocarbon energy, this resolution does not merit shareholder support.

	13	Adopt Policy to Increase Renewable Energy		Against	For		ShrHoldr

Vote Recommendation    ExxonMobil does not provide a comprehensive policy on renewable energy and the company does not afford shareholders with insight into if, when, and how the company might consider developing renewable energy sources in the context of ever shifting regulatory, competitive, and public pressures. Additionally, the proponents have afforded management the flexibility to describe the company’s policy for renewable energy research, development and sourcing without prescribing specific goals or timelines for its implementation. It would not appear overly costly or burdensome on the company to provide more detailed scenarios for the feasibility of renewable energy investments. Based on the long-term value to ExxonMobil and its shareholders of having a more comprehensive policy on renewable energy research, development, and sourcing in the face of current shifting regulatory and marketplace trends, this resolution merits shareholder support.

05/19/09 - A	FirstEnergy Corp *FE*		337932107			03/23/09		5,500
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Paul T. Addison — Withhold

Vote Recommendation It is recommended that shareholders WITHHOLD votes from the entire board for a failure to implement the three majority-approved proposals to eliminate all supermajority provisions,

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Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
reduce the threshold for calling special meetings, and adopt a majority vote standard for director elections.

	1.2	Elect Director Anthony J. Alexander — Withhold
	1.3	Elect Director Michael J. Anderson — Withhold
	1.4	Elect Director Dr. Carol A. Cartwright — Withhold
	1.5	Elect Director William T. Cottle — Withhold
	1.6	Elect Director Robert B. Heisler, Jr. — Withhold
	1.7	Elect Director Ernest J. Novak, Jr. — Withhold
	1.8	Elect Director Catherine A. Rein — Withhold
	1.9	Elect Director George M. Smart — Withhold
	1.10	Elect Director Wes M. Taylor — Withhold
	1.11	Elect Director Jesse T. Williams, Sr. — Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Adopt Simple Majority Vote		Against	For		ShrHoldr

Shareholder support for this proposal is warranted.

	4	Amend Bylaws to Reduce the Percentage of Shares Required to Call Special Shareholder Meeting		Against	For		ShrHoldr

Shareholder support for this proposal is warranted.

	5	Establish Shareholder Proponent Engagement Process		Against	For		ShrHoldr

Shareholder support for this proposal is warranted.

	6	Require a Majority Vote for the Election of Directors		Against	For		ShrHoldr

Shareholder support for this proposal is warranted.

05/06/09 - A	Fluor Corp. *FLR*		343412102			03/10/09		6,600
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/03/09 - A	FTI Consulting, Inc. *FCN*		302941109			03/30/09		2,800
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt

VII. Vote Recommendation The estimated shareholder value transfer of the company’s plans of 11 percent is equal to the

Mgmt Rec - Company Management Recommended Vote	Page 31

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Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

allowable cap for this company of 11 percent. Additionally, this plan expressly forbids repricing. Although the company’s three-year average burn rate of 4.56 percent exceeded the industry burn rate cap of 4.01 percent, the company made a commitment to limit its average burn rate equal to the industry burn rate cap for a period of three years commencing Jan. 1, 2009. Therefore, RMG will continue to monitor the company’s equity grant activity.

	3	Ratify Auditors		For	For		Mgmt

05/14/09 - A	Gen-Probe, Inc. *GPRO*		36866T103			03/19/09		5,300
	1	Elect Director John W. Brown		For	For		Mgmt
	2	Elect Director John C. Martin Ph.D.		For	For		Mgmt
	3	Elect Director Henry L. Nordhoff		For	For		Mgmt
	4	Amend Omnibus Stock Plan		For	For		Mgmt

VII. Vote Recommendation

The estimated shareholder value transfer of the company’s plans of 9 percent is less than the allowable cap for this company of 10 percent. Additionally, this plan expressly forbids repricing.

	5	Ratify Auditors		For	For		Mgmt
	6	Approve Increase in Size of Board		For	For		Mgmt

The requested increase appears to be appropriate for a company of this size, and there is no evidence suggesting that the proposal is an attempt to entrench current management.

04/22/09 - A	General Electric Co. *GE*		369604103			02/23/09		38,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James I. Cash, Jr. — For

We recommend a vote FOR the directors with the exception of independent outsider Alan G. (A.G.) Lafley. Due to poor attendance, the reelection of Alan G. (A.G.) Lafley does not merit shareholder support.

	1.2	Elect Director William M. Castell — For
	1.3	Elect Director Ann M. Fudge — For
	1.4	Elect Director Susan Hockfield — For
	1.5	Elect Director Jeffrey R. Immelt — For
	1.6	Elect Director Andrea Jung — For
	1.7	Elect Director Alan G. (A.G.) Lafley — Against
	1.8	Elect Director Robert W. Lane — For
	1.9	Elect Director Ralph S. Larsen — For
	1.10	Elect Director Rochelle B. Lazarus — For

Mgmt Rec - Company Management Recommended Vote	Page 32

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.11	Elect Director James J. Mulva — For
	1.12	Elect Director Sam Nunn — For
	1.13	Elect Director Roger S. Penske — Against
	1.14	Elect Director Robert J. Swieringa — For
	1.15	Elect Director Douglas A. Warner III — For
	2	Ratify Auditors		For	For		Mgmt
	3	Provide for Cumulative Voting		Against	For		ShrHoldr

In this case, since the company does not offer proxy access or a similar structure, the company fails to meet all of the requirements listed above. Accordingly, the proposal warrants shareholder support.

	4	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

RMG’s recommendation for this proposal should be seen as support for the principle of increased shareholder communication rather than as a disapproval of this company’s current compensation practices.

	5	Evaluate the Potential Conversion of the Corporation’s Business Units into Four or More Public Corporations and Distribute New Shares		Against	Against		ShrHoldr
	6	Adopt Policy to Cease the Payments of Dividends or Equivalent Payments to Senior Executives for Shares Not Owned		Against	For		ShrHoldr

Because the company’s policy to pay dividends on unvested restricted stock may result in significant income that is not performance-based, the adoption of a policy providing that shares must be fully vested prior to dividends being paid on restricted stock would minimize costs to shareholders. As such, we believe that this proposal warrants shareholder support.

	7	Submit Severance Agreement (Change in Control) to shareholder Vote		Against	For		ShrHoldr

RMG recognizes that the existing company policy may prevent shareholders from voicing their opinions on overly-generous severance benefits. Moreover, despite the company’s lack of employment, severance, or change in control agreements currently, there is nothing precluding the company from adding them in the future. In such an event, these agreements should be submitted for shareholder approval. RMG believes that seeking shareholder approval after the material terms of the

Mgmt Rec - Company Management Recommended Vote	Page 33

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Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

contract are agreed upon would give the board a framework within which to work and may prevent the excessive “pay for failure” packages that have been witnessed at other companies. Therefore, RMG recommends that shareholders vote FOR this proposal.

05/06/09 - A	Gilead Sciences, Inc. *GILD*		375558103			03/09/09		10,700
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

VII. Vote Recommendation

The estimated shareholder value transfer of the company’s plans of 10 percent is less than the allowable cap for this company of 11 percent. Additionally, this plan expressly forbids repricing.

04/21/09 - A	Goodrich Corporation *GR*		382388106			03/02/09		8,900
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Require a Majority Vote for the Election of Directors		Against	For		ShrHoldr

Vote Recommendation    Director accountability is the hallmark of good governance. The board election process must ensure that shareholders’ expressions of dissatisfaction with the performance of directors have meaningful consequences. A majority vote standard transforms the director election process from a symbolic gesture to a meaningful voice for shareholder. RMG believes that proposals seeking majority vote requirements in boardroom elections warrant shareholder support provided a majority vote requirement does not conflict with the state law where the company is incorporated. Further, RMG will not support any resolutions that do not allow for a carveout for plurality elections when there are more nominees that board seats. RMG advocates that a majority vote standard, coupled with the company’s current director resignation policy, would give full effect to the shareholder franchise.

05/07/09 - A	Google Inc *GOOG*		38259P508			03/10/09		1,600
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Eric Schmidt — Withhold

Vote Recommendation The entire board approved an option exchange program without

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Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
seeking prior shareholder approval. Therefore, WITHHOLD votes from all board members.

	1.2	Elect Director Sergey Brin — Withhold
	1.3	Elect Director Larry Page — Withhold
	1.4	Elect Director L. John Doerr — Withhold
	1.5	Elect Director John L. Hennessy — Withhold
	1.6	Elect Director Arthur D. Levinson — Withhold
	1.7	Elect Director Ann Mather — Withhold
	1.8	Elect Director Paul S. Otellini — Withhold
	1.9	Elect Director K. Ram Shriram — Withhold
	1.10	Elect Director Shirley M. Tilghman — Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	Against		Mgmt

VII. Vote Recommendation

Although the estimated shareholder value transfer of the company’s plans of 8 percent is less than the allowable cap for this company of 12 percent, the plan allows repricing of underwater stock options without shareholder approval, which reduces the incentive value of the plan. Further, this company has repriced stock options without shareholder approval in the past (See Poor Pay Practices section under Item 1 above). Transferable stock options, which are available under this plan, can bridge the gap between the perceived and the actual value, as employees can readily see that value exists in their unvested stock options, even the underwater ones. By granting TSOs companies can potentially issue fewer shares and transfer lower shareholder value than the standard stock options as their perceived value (by employees) is higher. Shareholders should be provided transparent and complete disclosure with respect to the mechanics, terms, conditions and costs of such program. Therefore, a vote AGAINST the proposed share increase is warranted.

	4	Report on Political Contributions		For	For		ShrHoldr

Vote Recommendation    Google does not appear to provide information on the company’s political contribution policies, initiatives or oversight mechanisms. In addition, Google does not disclose information regarding the company’s policies, expenditures or oversight mechanisms that apply to the company’s payments to trade associations or other tax-exempt organizations that

Mgmt Rec - Company Management Recommended Vote	Page 35

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

are used to support political activities. While an item-by-item accounting of political expenditures may not be necessary to provide shareholders with insight into Google’s public policy activities; some transparency into its political contribution policies, activities and management as well as information on the types of trade associations the company may be a member of, and oversight procedures for trade association spending could provide shareholders with information that would allow an understanding of the potential value and risks of such activities without undue cost or burden. In addition, greater transparency regarding the company’s political contributions and trade association policies and oversight mechanisms should not cause Google to disclose information that could be used by parties with interests opposing those of the company or inhibit the company’s ability to be involved in the public policy process. Furthermore, Google’s board is recommending a vote FOR this proposal. As such, shareholder support for this proposal is warranted.

	5	Adopt Policies to Protect Freedom of Access to the Internet		Against	Against		ShrHoldr

Based on the company’s participation in the GNI and, as a signatory, its formal institution of policies to help protect freedom of access to the Internet, this resolution does not merit shareholder support.

	6	Adopt Principles for Health Care Reform		Against	Against		ShrHoldr

Vote Recommendation    The issue of health care reform is a significant public policy matter. The current health care system poses substantial challenges to U.S. companies; particularly as the cost of providing employee health care insurance continues to increase for those companies offering such insurance as a part of their employee benefits package. As such, Google’s shareholders could benefit from greater transparency into the company’s broader public policy position regarding health care and health care reform.

However, while there is an apparent lack of disclosure by Google regarding its position on broader health care public policy issues and related reforms outside of its proxy response to the proponent’s proposal, the issue of health care policy reaches beyond the scope of any one company. In addition, the adoption of IOM-based principles for health care reform, as proposed by the proponent, would not clearly mitigate health care

Mgmt Rec - Company Management Recommended Vote	Page 36

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Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

risks to the company and its shareholders. The recommended health care principles may be perceived as overly prescriptive and may limit management’s flexibility with respect to future developments such as labor negotiations. Furthermore, management should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial health care strategies for the company. Therefore, shareholder support for the resolution is not warranted.

05/12/09 - A	Hanover Insurance Group Inc *THG*		410867105			03/18/09		6,400
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

Vote Recommendation Shareholder support for the incentive compensation plan is warranted to enable the company to preserve the financial benefits of the Section 162(m) tax deduction.

03/18/09 - A	Hewlett-Packard Company *HPQ*		428236103			01/20/09		14,700
	1	Elect Director Lawrence T. Babbio, Jr.		For	For		Mgmt
	2	Elect Director Sari M. Baldauf		For	For		Mgmt
	3	Elect Director Rajiv L. Gupta		For	For		Mgmt
	4	Elect Director John H. Hammergren		For	For		Mgmt
	5	Elect Director Mark V. Hurd		For	For		Mgmt
	6	Elect Director Joel Z. Hyatt		For	For		Mgmt
	7	Elect Director John R. Joyce		For	For		Mgmt
	8	Elect Director Robert L. Ryan		For	For		Mgmt
	9	Elect Director Lucille S. Salhany		For	For		Mgmt
	10	Elect Director G. Kennedy Thompson		For	For		Mgmt
	11	Ratify Auditors		For	For		Mgmt

03/04/09 - A	Hologic, Inc. *HOLX*		436440101			01/16/09		21,600
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John W. Cumming — For

Vote Recommendation    RMG finds the accumulation of compensation practices discussed above when taken in aggregate may potentially contribute to generously inflating payouts to executives which may not be designed to adequately align executives to pursue long-term shareholder value or sustained company performance. The

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Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

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sizable portion of STIP awards tends to overemphasize short-term objectives, which should have been tempered by a well-designed long term incentive program to link company performance more transparently with compensation. Instead long-term incentives were primarily comprised of standard stock options and time-vested restricted stocks. However, of more particular concern is the presence of single-trigger change-in-control arrangements wherein the company may find itself committed to making extraordinary financially burdensome payments including retention awards simply to keep the executives on board. However, RMG notes that the amounts under the company’s compensation components are not excessive, typically falling within median to upper quartile, when benchmarked against either the company’s or RMG’s selected peer grouping. RMG urges the company’s compensation committee, which is primarily responsible for establishing, implementing, and continually monitoring adherence to the company’s compensation philosophy and that compensation paid to the executives is fair, reasonable and competitive, to reconsider these practices in its 2009 post-acquisition compensation process. We will continue to monitor the contentious compensation issues mentioned and management’s efforts to remedy the matter. We recommend a vote FOR the directors with the exception of affiliated outsider Lawrence M. Levy. We recommend that shareholders WITHHOLD votes from Lawrence M. Levy for standing as an affiliated outsider on the Audit and Nominating committees.

	1.2	Elect Director Robert A. Cascella — For
	1.3	Elect Director David R. LaVance Jr. — For
	1.4	Elect Director Nancy L. Leaming — For
	1.5	Elect Director Lawrence M. Levy — Withhold
	1.6	Elect Director Glenn P. Muir — For
	1.7	Elect Director Elaine S. Ullian — For
	1.8	Elect Director Sally W. Crawford — For
	1.9	Elect Director Wayne Wilson — For
	2	Approve Repricing of Options		For	For		Mgmt

Vote Recommendation    RMG commends the company for asking shareholders to approve this option exchange program and for designing the program to incorporate best practices, including: a value neutral exchange, the exercise price of the new

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Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

options set at a premium to the new grant date market price, exclusion of named executives and directors from the program, maintaining the original term of the options and subjecting the new options to new vesting conditions. For these reasons, and given that the company’s stock price has experienced a sustained decline for at least a year, RMG recommends that shareholders support this proposal.

	3	Adjourn Meeting		For	Against		Mgmt

Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

04/27/09 - A	Honeywell International, Inc. *HON*		438516106			02/27/09		6,900
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gordon M. Bethune — Against

Conclusion    While we acknowledge there are certain positive features in the company’s executive compensation program, such as non-overlapping 2-year performance cycles for “long-term” incentives, RMG has concerns with several aspects of the company’s executive compensation practices, including discretionary elements in the annual bonus calculation and the magnitude of the CEO’s cash pay in light of decline in the company’s stock price beginning before the end of 2008. RMG’s poor pay practices policy also focuses on the reimbursement of income taxes on executive perquisites, which have continued at the company, along with practices such as above-market interest rates on deferrals and extra pension service credits. As such, RMG recommends that shareholders vote AGAINST the Compensation Committee Chairperson John R. Stafford and members Gordon M. Bethune, Clive R. Hollick, and Bradley T. Sheares. In evaluating our vote recommendation, shareholders should consider that the company has a majority vote standard. Directors who do not receive a majority of “for” votes may be required to tender their resignation in accordance with the board’s director resignation policy.

	1.2	Elect Director Jaime Chico Pardo — For
	1.3	Elect Director David M. Cote — For
	1.4	Elect Director D. Scott Davis — For

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Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.5	Elect Director Linnet F. Deily — For
	1.6	Elect Director Clive R. Hollick — Against
	1.7	Elect Director George Paz — For
	1.8	Elect Director Bradley T. Sheares — Against
	1.9	Elect Director John R. Stafford — Against
	1.10	Elect Director Michael W. Wright — For
	2	Ratify Auditors		For	For		Mgmt
	3	Provide for Cumulative Voting		Against	For		ShrHoldr

Conclusion    In this case, since the company does not offer proxy access or a similar structure, the company fails to meet all of the requirements listed above. Accordingly, the proposal warrants shareholder support.

	4	Adopt Principles for Health Care Reform		Against	Against		ShrHoldr

Vote Recommendation    The issue of health care reform is a significant public policy matter. The current health care system poses substantial challenges to U.S. companies; particularly as the cost of providing employee health care insurance continues to increase for those companies offering such insurance as a part of their employee benefits package. As such, Honeywell shareholders could benefit from greater transparency into the company’s broader public policy position regarding health care and health care reform.

However, while there is an apparent lack of disclosure by Honeywell regarding its position on broader health care public policy issues and related reforms, the issue of health care policy reaches beyond the scope of any one company. In addition, the adoption of IOM-based principles for health care reform, as proposed by the proponent, would not clearly mitigate health care risks to the company and its shareholders. The recommended health care principles may be perceived as overly prescriptive and may limit management’s flexibility with respect to future developments such as labor negotiations.

Furthermore, management should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial health care strategies for the company. Therefore, shareholder support for the resolution is not warranted.

	5	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

Vote Recommendation RMG believes that the

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

advisory vote would allow shareholders a voice in a company’s executive compensation practices. The advisory vote would be a confidence vote on the work of the compensation committee and would encourage constructive dialogue between the committee and investors on any contentious pay issues. RMG encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability. RMG’s recommendation for this proposal should be seen as support for the principle of increased shareholder communication rather than as a disapproval of this company’s current compensation practices.

	6	Adopt Anti Gross-up Policy		Against	For		ShrHoldr

Conclusion RMG recommends shareholders support this proposal in light of the company’s potential tax gross-up payments to its executives.

	7	Amend Bylaws — Call Special Meetings		Against	For		ShrHoldr

Vote Recommendation    As such, RMG believes that the adoption of this proposal, and the resulting enhancement of shareholder rights under the company’s governing documents, warrants shareholder approval.

05/14/09 - A	Host Hotels & Resorts, Inc. *HST*		44107P104			03/17/09		13,200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

VII. Vote Recommendation

The estimated shareholder value transfer of the company’s plans of 5 percent is equal to the allowable cap for this company of 5 percent. Additionally, this plan expressly forbids repricing.

	4	Increase Authorized Common Stock		For	For		Mgmt

Governance Structure and Practices The company’s board is 57 percent independent and the company has established fully independent Audit, Compensation, Governance and Nominating Committees. RMG notes that the company does not currently have a poison pill in place. Risks of Non-Approval The company has not indicated in its proxy materials that there would be a material impact if this proposal is not approved by shareholders other than those risks generally

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Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

associated with not having enough authorized shares to fulfill its obligations (e.g., the issuance of shares pursuant to the exercise of stock options, stock purchase, and other existing employee benefit plans, or in connection with currently outstanding options and warrants). Vote Recommendation The requested increase of 300,000,000 shares is below the allowable threshold of 712,500,000 shares. We recommend shareholders vote FOR this item.

05/20/09 - A	Intel Corporation *INTC*		458140100			03/23/09		46,700
	1	Elect Director Charlene Barshefsky		For	For		Mgmt
	2	Elect Director Susan L. Decker		For	For		Mgmt
	3	Elect Director John J. Donahoe		For	For		Mgmt
	4	Elect Director Reed E. Hundt		For	For		Mgmt
	5	Elect Director Paul S. Otellini		For	For		Mgmt
	6	Elect Director James D. Plummer		For	For		Mgmt
	7	Elect Director David S. Pottruck		For	For		Mgmt
	8	Elect Director Jane E. Shaw		For	For		Mgmt
	9	Elect Director John L. Thornton		For	For		Mgmt
	10	Elect Director Frank D. Yeary		For	For		Mgmt
	11	Elect Director David B. Yoffie		For	For		Mgmt
	12	Ratify Auditors		For	For		Mgmt
	13	Amend Omnibus Stock Plan		For	For		Mgmt

VIII. Vote Recommendation

The estimated shareholder value transfer of the company’s plans of 8 percent is less than the allowable cap for this company of 12 percent. Additionally, this plan expressly forbids repricing.

	14	Approve Stock Option Exchange Program		For	For		Mgmt

III. Vote Recommendation

While RMG believes that the company could have provided more reasons why the stock price decline is beyond its control, the proposed option exchange program contains several shareholder friendly features. Also, the estimated shareholder value transfer of the company’s plans of 8 percent is less than the allowable cap for this company of 12 percent. As such, the proposal warrants shareholder support.

	15	Advisory Vote to Ratify Named Executive Officers’ Compensation		For	For		Mgmt

Vote Recommendation The company’s executive compensation practices support a pay for performance philosophy. Accordingly, this proposal warrants shareholder support.

	16	Provide for Cumulative Voting		Against	For		ShrHoldr

Mgmt Rec - Company Management Recommended Vote	Page 42

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Vote Recommendation    In this case, the company fails to meet the requirements listed above. Although Intel has adopted a majority voting standard with a plurality carve-out and director resignation policy, it does not have proxy access or a similar structure. Accordingly, this proposal warrants shareholder support.

	17	Adopt Policy on Human Rights to Water		Against	Against		ShrHoldr

Vote Recommendation    The proponent is requesting that the company create a comprehensive policy articulating the company’s respect for, and commitment to, the Human Right to Water. The proponent raises some significant issues regarding the importance of water to the company’s manufacturing operations, and the proponent also acknowledges that Intel’s water reclamation and efficiency programs are well regarded and have won awards. Intel discloses and discusses the company’s water use-related initiatives, goals, and metrics in the company’s publicly available corporate responsibility report. The company also discusses strategic considerations of the its water use in its annual report and 10-K. While shareholders would appear to benefit from greater disclosure of the company’s policies and oversight mechanisms related to its water use/efficiency initiatives and goals, Intel’s level of disclosure appears to be sufficient for shareholders to evaluate the company’s performance and commitments to continued improvements in sustainable water use relating to the company’s operations. Therefore, shareholder support for this proposal is not warranted.

04/28/09 - A	International Business Machines Corp. *IBM*		459200101			02/27/09		4,000
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

Shareholder support for the incentive compensation plan is warranted to enable the company to preserve the financial benefits of the Section 162(m) tax deduction.

	4	Provide for Cumulative Voting		Against	For		ShrHoldr

Vote Recommendation In this case, since the company does not offer proxy access or a similar

Mgmt Rec - Company Management Recommended Vote	Page 43

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

structure, the company fails to meet all of the requirements listed above. Accordingly, the proposal warrants shareholder support.

	5	Review Executive Compensation		Against	For		ShrHoldr

RMG believes that pension fund income can distort true operating performance, which may be the basis for determining executive bonuses and performance-related pay rather than gains from defined benefit plans. Shareholders should therefore support proposals that would exclude pension credits from calculations of executive compensation as this provides a cleaner measure for assessing actual performance. Furthermore, the company is not precluded from including pension credits from calculations of executive pay in the future. Adopting this practice is a matter of good corporate governance practice.

	6	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

Vote Recommendation    RMG believes that the advisory vote would allow shareholders a voice in a company’s executive compensation practices. The advisory vote would be a confidence vote on the work of the compensation committee and would encourage constructive dialogue between the committee and investors on any contentious pay issues. RMG encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability. Recommendation for this proposal should be seen as support for the principle of increased shareholder communication rather than as a disapproval of this company’s current compensation practices.

06/04/09 - A	Jarden Corp. *JAH*		471109108			04/01/09		20,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Martin E. Franklin — For

We recommend withholding votes from all nominees. We recommend shareholders WITHHOLD votes from insider Martin E. Franklin and independent outsiders Rene-Pierre Azria, and Michael S. Gross, a director since 2007, for maintaining several entrenchment devices in the context of sustained poor performance and various governance concerns at Jarden Corp., including, among other concerns, failure to submit the

Mgmt Rec - Company Management Recommended Vote	Page 44

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
company’s poison pill to a shareholder vote.

	1.2	Elect Director Rene-pierre Azria — For
	1.3	Elect Director Michael S. Gross — For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

VII. Vote Recommendation

Under the company’s Form 8-K filed on May 21, 2009, the company stated that it has adopted a policy specifically prohibiting the repurchase of underwater options under the 2009 Stock Incentive Plan for cash, shares or other considerations. Pursuant to the company’s commitment, RMG believes that the company has taken sufficient steps to address shareholder’s concerns over the express ability under the plan to reprice options without shareholder approval. However, the estimated shareholder value transfer of the company’s plans of 14 percent is above the allowable cap for this company of 9 percent. Under the parameters of RMG’s analysis, the plan’s cost still exceeds the allowable cap.

	3	Ratify Auditors		For	For		Mgmt

04/23/09 - A	Johnson & Johnson *JNJ*		478160104			02/24/09		17,100
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

Vote Recommendation    RMG’s recommendation for this proposal should be seen as support for the principle of increased shareholder communication rather than as a disapproval of this company’s current compensation practices.

05/19/09 - A	JPMorgan Chase & Co. *JPM*		46625H100			03/20/09		20,100
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Advisory Vote to Ratify Named Executive Officers’ Compensation		For	For		Mgmt

Vote Recommendation    RMG recognizes that JPMorgan Chase fared better than most other financial institutions in terms of its financials and stock performance. Despite better relative performance against comparable companies and with respect to certain units, the company overall performed poorly in absolute terms. The annual bonus program appears to be discretionary in nature rather than tied to pre-established and disclosed

Mgmt Rec - Company Management Recommended Vote	Page 45

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

performance measures. As noted above, the Compensation Committee does establish certain percentages with respect to the bonus pool but the company did not communicate that information to shareholders. RMG strongly urges the company to provide more insight to its incentive compensation so that shareholders understand how bonus payouts and periodic equity awards are determined. However, there are positive aspects of the company’s executive pay programs. NEOs do not have golden parachutes or other severance agreements. Senior executives are generally required to retain 75 percent of their earned equity awards. The 2009 equity awards have more stringent requirements, where conditional equity awards to an executive may subsequently be reduced if individual or group performance is below expectations, with the goal of incentivizing sustained performance after short-term goals are met. For this program to work effectively, however, the specific terms and the potential impact should be disclosed. Considering all aspects of the company’s executive pay programs, RMG recommends that shareholders vote FOR this item.

	4	Disclose Prior Government Service		Against	Against		ShrHoldr

Shareholder support for this proposal is not warranted. Therefore, shareholders should vote AGAINST this proposal.

	5	Provide for Cumulative Voting		Against	For		ShrHoldr

Adoption of this proposal would enchance shareholders’ rights. As such, shareholder support is warranted.

	6	Amend Articles/Bylaws/Charter — Call Special Meetings		Against	For		ShrHoldr

Given that the proposal would constitute an enhancement to existing shareholder rights, this item warrants shareholder support.

	7	Report on Predatory Lending Policies		Against	Against		ShrHoldr

Shareholder support for this proposal is not warranted. Therefore, shareholders should vote AGAINST this proposal.

	8	Amend Key Executive Performance Plan		Against	For		ShrHoldr

Approval of this proposal would increase shareholders’ rights. Therefore, shareholder support is warranted.

	9	Stock Retention/Holding Period		Against	For		ShrHoldr

Shareholder support for this proposal is warranted. Therefore, shareholders should vote FOR this

Mgmt Rec - Company Management Recommended Vote	Page 46

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
proposal.

	10	Prepare Carbon Principles Report		Against	Against		ShrHoldr

Shareholder support for this proposal is not warranted. Therefore, shareholders should vote AGAINST this proposal.

07/28/08 - A	McAfee, Inc. *MFE*		579064106			06/18/08		6,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Mr. Thomas E. Darcy — For

Vote Recommendation    The members of the Compensation Committee during the restatement period who currently serve as board members (terms on Compensation Committee in parenthesis) are Leslie G. Denend (1995-1997, current Compensation Committee chairman), Denis J. O’Leary (2003-present), and Robert W. Pangia (2002-2007). Prior members of the Compensation Committee during the restatement period who are no longer on McAfee’s board were Jeffrey T. Chambers (1995-1996), Walter G. Kortschak (1995-1996), Virginia Gemmell (1996-2001), Edwin L. Harper (1997-2001), Robert Dutkowski (2001-2007), and Liane Wilson (2002). Messrs. Chambers and Kortschak resigned from the board in April 1997. Ms. Gemmell and Mr. Harper resigned from the board in 2002. Mr. Dutkowski resigned from the board in January 2007, and Ms. Wilson has decided not to stand for re-election at the 2008 annual meeting. We note that most of the board members who sat on the Compensation Committee during the period in time when it was determined that a majority of the misstatements occurred, 1995-2004, are no longer with the company, with the exception of Leslie G. Denend. Also, in light of the remedial measures taken, as well as the terminations of certain former members of management found to have intentionally manipulated the recorded grant dates of certain option grants, ISS believes the underlying issue has been resolved. However, the lack of specific disclosure surrounding the use of hindsight, with the exception to the actions relating to the individual members of management who were terminated for cause, concerns us. One grant in particular identified in the May 16, 2006 CFRA report, occurred on Oct. 8, 2002, which was after Mr. Pangia’s appointment to the Compensation Committee on May 15, 2002. It is the Compensation Committee who administers the company’s equity plans, and ISS believes it

Mgmt Rec - Company Management Recommended Vote	Page 47

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

is the fiduciary duty of the committee members to oversee and monitor the company’s option grant procedures, for both executives and all employees, to ensure that there are no potential or existing flaws in the process. In this case, it is clear that past Compensation Committee members failed to adequately oversee the historical administration of stock options. The apparent lack of proper checks and balances attributed to the misdating and backdating of options, which ultimately resulted in a restatement. As such, we recommend shareholders withhold their votes from Robert W. Pangia for serving on the Compensation Committee during a period when backdating occurred. Mr. O’Leary joined the board in July 2003, which was after the last grant identified by CFRA to be potentially problematic. Mr. O’Leary joined the board near the end of the restatement period, and therefore ISS believes that he should receive the support of shareholders.

	1.2	Elect Director Mr. Denis J. O’Leary — For
	1.3	Elect Director Mr. Robert W. Pangia — Withhold
	1.4	Elect Director Mr. Carl Bass — For
	1.5	Elect Director Mr. Jeffrey A. Miller — For
	1.6	Elect Director Mr. Anthony Zingale — For

	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

ISS supports the incentive compensation plan so that the company can preserve the financial benefits of the Section 162(m) tax deduction.

	3	Amend Omnibus Stock Plan		For	For		Mgmt

VII. Vote Recommendation

The estimated shareholder value transfer of the company’s plans of 11 percent is less than the allowable cap for this company of 12 percent. Additionally, this plan expressly forbids repricing.

	4	Ratify Auditors		For	For		Mgmt

04/27/09 - A	McAfee, Inc. *MFE*		579064106			03/10/09		6,400
	1	Elect Directors		For	For		Mgmt
	2	Declassify the Board of Directors		For	For		Mgmt

RMG commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests. RMG recommends that shareholders support this proposal.

Mgmt Rec - Company Management Recommended Vote	Page 48

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	3	Amend Omnibus Stock Plan		For	For		Mgmt

VII. Vote Recommendation

The estimated shareholder value transfer of the company’s plans of 12 percent is equal to the allowable cap for this company of 12 percent. Additionally, this plan expressly forbids repricing.

	4	Amend Qualified Employee Stock Purchase Plan		For	For		Mgmt

Approval of this item is warranted given that the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	5	Amend Non-Employee Director Omnibus Stock Plan		For	For		Mgmt

VI. Vote Recommendation

Although the plan is silent on repricing, the estimated shareholder value transfer of the company’s plans of 9 percent is less than the allowable cap for this company of 12 percent.

	6	Ratify Auditors		For	For		Mgmt

05/27/09 - A	McDonald’s Corp. *MCD*		580135101			03/30/09		10,800
	1	Elect Director Robert A. Eckert		For	For		Mgmt
	2	Elect Director Enrique Hernandez, Jr.		For	For		Mgmt
	3	Elect Director Jeanne P. Jackson		For	For		Mgmt
	4	Elect Director Andrew J. McKenna		For	For		Mgmt
	5	Ratify Auditors		For	For		Mgmt
	6	Amend Omnibus Stock Plan		For	For		Mgmt

VI. Vote Recommendation

Shareholders should vote FOR this proposal to ensure that the material terms of the performance goals for certain qualified performance-based awards, other than options and SARs, granted under the Plan continue to qualify for the performance exception under Section 162(m) of the Code.

	7	Approve Executive Incentive Bonus Plan		For	For		Mgmt

Vote Recommendation Shareholder support for the incentive compensation plan is warranted to enable the company to preserve the financial benefits of the Section 162(m) tax deduction.

	8	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

Vote Recommendation Vote FOR this proposal.

	9	Phase out Sales of Eggs from Battery		Against	Against		ShrHoldr

Mgmt Rec - Company Management Recommended Vote	Page 49

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
Cage Hens

Vote Recommendation    The proponent, the Humane Society of the United States (HSUS), is requesting McDonald’s phase-in the use of cage-free eggs at its U.S. locations. McDonald’s addresses the issue of animal welfare and laying hen housing in the company’s publicly available Animal Welfare Guiding Principles and 2008 Corporate Responsibility Report. McDonald’s acknowledges that laying hen housing is an issue, but it has decided to permit the use of both caged and cage-free housing options. The company states that it will continue to monitor research and consult with animal science experts to understand the latest information and best practices. Based on the company’s current level of disclosure, and noting the prescriptive nature of this resolution, it is recommended that shareholders vote against the proposal.

08/21/08 - A	Medtronic, Inc. *MDT*		585055106			06/23/08		14,200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

VII. Vote Recommendation

The estimated shareholder value transfer of the company’s plans of 5 percent is less than the allowable cap for this company of 6 percent. Additionally, this plan expressly forbids repricing.

04/28/09 - A	Merck & Co., Inc. *MRK*		589331107			02/27/09		20,600
	1	Elect Director Leslie A. Brun		For	For		Mgmt
	2	Elect Director Thomas R. Cech		For	For		Mgmt
	3	Elect Director Richard T. Clark		For	For		Mgmt
	4	Elect Director Thomas H. Glocer		For	For		Mgmt
	5	Elect Director Steven F. Goldstone		For	For		Mgmt
	6	Elect Director William B. Harrison, Jr.		For	For		Mgmt
	7	Elect Director Harry R. Jacobson		For	For		Mgmt
	8	Elect Director William N. Kelley		For	For		Mgmt
	9	Elect Director Rochelle B. Lazarus		For	For		Mgmt
	10	Elect Director Carlos E. Represas		For	For		Mgmt
	11	Elect Director Thomas E. Shenk		For	For		Mgmt
	12	Elect Director Anne M. Tatlock		For	For		Mgmt
	13	Elect Director Samuel O. Thier		For	For		Mgmt
	14	Elect Director Wendell P. Weeks		For	For		Mgmt
	15	Elect Director Peter C. Wendell		For	For		Mgmt
	16	Ratify Auditors		For	For		Mgmt
	17	Fix Number of Directors		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote	Page 50

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
RMG believes that the proposed change is minor and that it is not motivated by a desire to entrench management.

	18	Amend Bylaws — Call Special Meetings		Against	For		ShrHoldr

Vote Recommendation    While we recognize the positive step taken by Merck in giving shareholders of 25 percent or more of the outstanding common stock the right to call a special meeting, RMG believes that the less restrictive 10 percent threshold in this proposal is reasonable and would result in the enhancement of shareholder rights under the company’s governing documents. Therefore, we believe this proposal warrants shareholder support.

	19	Require Independent Lead Director		Against	Against		ShrHoldr

Vote Recommendation    RMG notes that the company has an independent lead director with clearly delineated duties. As such, we believe that the company has substantially met the underlying request of the shareholder proposal. Hence, we recommend that shareholders vote AGAINST this proposal.

	20	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

Vote Recommendation    RMG believes that the advisory vote would provide shareholders a voice in a company’s executive compensation practices. The advisory vote would be a confidence vote on the work of the compensation committee and would encourage constructive dialogue between the committee and investors on any contentious pay issues. RMG encourages companies to allow shareholders to express their opinions on executive compensation practices by establishing an annual referendum. An advisory vote on executive compensation is another step forward in enhancing board accountability. RMG’s recommendation for this proposal should be seen as support for the principle of increased shareholder communication rather than as disapproval of this company’s current compensation practices.

05/21/09 - A	MetroPCS Communications, Inc. *PCS*		591708102			04/08/09		16,800
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote	Page 51

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
11/19/08 - A	Microsoft Corp. *MSFT*		594918104			09/05/08		45,800
	1	Elect Director Steven A. Ballmer		For	For		Mgmt
	2	Elect Director James I. Cash, Jr.		For	For		Mgmt
	3	Elect Director Dina Dublon		For	For		Mgmt
	4	Elect Director William H. Gates, III		For	For		Mgmt
	5	Elect Director Raymond V. Gilmartin		For	For		Mgmt
	6	Elect Director Reed Hastings		For	For		Mgmt
	7	Elect Director David F. Marquardt		For	For		Mgmt
	8	Elect Director Charles H. Noski		For	For		Mgmt
	9	Elect Director Helmut Panke		For	For		Mgmt
	10	Approve Executive Incentive Bonus Plan		For	For		Mgmt

RMG supports the incentive compensation plan so that the company can preserve the financial benefits of the Section 162(m) tax deduction.

	11	Amend Non-Employee Director Omnibus Stock Plan		For	For		Mgmt

VII. Vote Recommendation

RMG applies a modified policy to director equity plan proposals. Specifically, RMG considers the costs of equity plans including director plans and employee-based compensation plans in the binomial compensation model. If the total costs of the combined equity plans exceed the allowable cap, RMG will review the qualitative features of director compensation, taking into account: (i) director stock ownership guidelines; (ii) vesting schedule; (iii) mix between cash and equity; (iv) retirement/benefit and perquisites programs; and (v) quality of disclosure. In this case, the estimated shareholder value transfer of the company’s plans of 12 percent is above the allowable cap for this company of 10 percent. However, in reviewing the qualitative features of the company’s director compensation, Microsoft has met all the above criteria. Specifically, all directors are subject to stock ownership guidelines. Specifically, each director is required own shares equal in value to a minimum of three times the base annual retainer payable to a director by no later than Feb. 28, 2011 or five years after the director has become a member of the board. With respect to the vesting schedule, all stock awards, other than those granted in lieu of cash compensation, will vest over a period of not less than three years from the grant date. No information on retirement benefits to non-employee directors was found in the proxy statement. Non-employee directors are eligible to use personal computers, printers, and associated peripherals, and other computing devices that feature Microsoft software while they serve on the board in order to

Mgmt Rec - Company Management Recommended Vote	Page 52

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

assist in their development understanding Microsoft’s business, products, and services. Each year, directors may receive an additional personal computing device and a game or media player device, each with associated peripherals, and Microsoft software and subscription services with an aggregate value of less than $10,000. RMG does not view the perk to be excessive or costly to shareholders. The company provided a tabular disclosure on its director compensation by displaying fees paid in cash versus stock awards for each non-employee director. The mix between cash and equity for non-employee directors is approximately 43-percent cash and 57-percent equity. In this case, we believe the company meets all of the above qualitative features of director compensation. As such, we recommend a vote FOR this proposal.

	12	Ratify Auditors		For	For		Mgmt
	13	Adopt Policies to Protect Freedom of Access to the Internet		Against	Against		ShrHoldr

Conclusion    Considering Microsoft’s development of certain formal policies related to Internet monitoring and censorship, taking into account the company’s disclosure and transparency relating to its policy position relating to human rights and the Internet, given its commitment to stakeholder engagements and its recent proactive discussion and adoption of principles for an industry code of conduct regarding freedom of expression and privacy globally with its peers, and provided the prescriptive nature of the proposed standards, we do not believe this that resolution warrants shareholder support.

	14	Amend Bylaws to Establish a Board Committee on Human Rights		Against	Against		ShrHoldr

Conclusion    In light of the disclosure of privacy policies and the company’s stated active stakeholder engagement in human rights, based on Microsoft’s existing human rights codes and policies including the public availability of a Code of Conduct and a Vendor Code of Conduct, in combination with the potential cost and procedural impact that may be associated with the establishment and implementation of a new board committee on human rights, RMG does not recommend shareholders support this resolution.

	15	Report on Charitable Contributions		Against	Against		ShrHoldr

Conclusion Based on Microsoft’s existing level of disclosure pertaining to its charitable

Mgmt Rec - Company Management Recommended Vote	Page 53

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

giving and due to its existing policies, oversight mechanisms, and third-party auditing of these contributions, and providing the public availability of information relating to certain charitable initiatives, RMG does not believe shareholder support for the resolution is warranted.

01/14/09 - A	Monsanto Co. *MON*		61166W101			11/17/08		4,600
	1	Elect Director Janice L. Fields		For	For		Mgmt
	2	Elect Director Hugh Grant		For	For		Mgmt
	3	Elect Director C. Steven McMillan		For	For		Mgmt
	4	Elect Director Robert J. Stevens		For	For		Mgmt
	5	Ratify Auditors		For	For		Mgmt

06/02/09 - A	Nabors Industries, Ltd. *NBR*		G6359F103			04/03/09		14,900
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Eugene M. Isenberg as Director — For

In light of the poor pay practices identified in the recently amended employment agreements, “withhold” votes are warranted from William Comfort who is a member of the company’s Compensation Committee.

	1.2	Elect William T. Comfort as Director — Withhold
	2	Approve PricewaterhouseCoopers LLP as Auditors and Authorize Board to Fix their Remuneration		For	For		Mgmt
	3	Pay for Superior Performance		Against	For		ShrHoldr

Accordingly, given the company’s lack of performance criteria in the determination of compensation, this shareholder proposal warrants support.

	4	Adopt a Policy in which the Company will not Make or Promise to Make Any Death Benefit Payments to Senior Executives		Against	For		ShrHoldr

05/13/09 - A	National Oilwell Varco, Inc. *NOV*		637071101			03/23/09		11,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Merrill A. Miller, Jr. — For

It is recommended that shareholder support the election of all director nominees.

	1.2	Elect Director Greg L. Armstrong — For

Mgmt Rec - Company Management Recommended Vote	Page 54

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.3	Elect Director David D. Harrison — For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

VII. Vote Recommendation

The estimated shareholder value transfer of the company’s plans of 5 percent is equal to the allowable cap for this company of 5 percent. Additionally, this plan expressly forbids repricing.

09/22/08 - A	Nike, Inc. *NKE*		654106103			07/25/08		6,100
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/14/09 - A	Norfolk Southern Corp. *NSC*		655844108			03/06/09		9,200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Political Contributions		Against	For		ShrHoldr

The company publicly discloses the policies, business rationale, and oversight mechanisms relevant to the company’s corporate political contributions and those made by the Norfolk Southern Good Government Fund in the company’s Sustainability Report and Code of Conduct. However, the company does not appear to disclose information relating to policies and oversight mechanisms governing the company’s trade association participation and activities, including the types of associations supported and the company’s rationale for supporting these organizations. Norfolk Southern shareholders could benefit from an improved level of disclosure regarding the company’s trade association spending policies, initiatives, and oversight mechanisms, particularly spending used to support political purposes. Such information could help shareholders assess the risks and benefits associated with the company’s public policy activities without significant cost, burden, or strategic risk for the company. Therefore, this resolution warrants shareholder support.

01/30/09 - A	Nuance Communications, Inc. *NUAN*		67020Y100			12/02/08		16,900
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote	Page 55

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

VII. Vote Recommendation

The estimated shareholder value transfer of the company’s plans of 12 percent is equal to the allowable cap for this company of 12 percent. Additionally, this plan expressly forbids repricing.

	3	Ratify Auditors		For	For		Mgmt

05/01/09 - A	Occidental Petroleum Corp. *OXY*		674599105			03/11/09		10,900
	1	Elect Directors		For	Against		Mgmt
	1.1	Elect Director Spencer Abraham — Against

The company employs a plurality vote standard for director elections and a director resignation policy in its bylaws that requires any director who receives more AGAINST votes than FOR votes to tender his or her resignation from the board. The board would determine, through a process managed by the nominating committee, whether or not to accept the director’s resignation. Hence, the effect of voting against a director nominee could be removal of the nominee from the board. That being said, given the failure to provide independent oversight of management at the company, a vote AGAINST the entire board is warranted. Also, given the poor practices, notably the pay magnitude, internal pay disparity, peer group, and performance target issues, and the failure of the Compensation Committee to address these issues over the past several years, a vote AGAINST members of the Compensation Committee is also warranted.

	1.2	Elect Director Ronald W. Burkle — Against
	1.3	Elect Director John S. Chalsty — Against
	1.4	Elect Director Edward P. Djerejian — Against
	1.5	Elect Director John E. Feick — Against
	1.6	Elect Director Ray R. Irani — Against
	1.7	Elect Director Irvin W. Maloney — Against
	1.8	Elect Director Avedick B. Poladian — Against
	1.9	Elect Director Rodolfo Segovia — Against
	1.10	Elect Director Aziz D. Syriani — Against
	1.11	Elect Director Rosemary Tomich — Against
	1.12	Elect Director Walter L. Weisman —

Mgmt Rec - Company Management Recommended Vote	Page 56

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
Against
	2	Ratify Auditors		For	For		Mgmt
	3	Provide Right to Call Special Meeting		For	For		Mgmt

The adoption of this proposal would enhance shareholders’ rights. Hence, support for this proposal is warranted.

	4	Report on Host Country Social and Environmental Laws		Against	Against		ShrHoldr

Vote Recommendation    Based on the company’s existing commitments to social and environmental policies, initiatives and management oversight, providing the company has not operated in the region cited by the filer in over eight years, and given the potential detailed scope and burden of producing the requested report, this resolution does not warrant shareholder support.

10/10/08 - A	Oracle Corp. *ORCL*		68389X105			08/12/08		12,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jeffrey O. Henley — For

Conclusion and Recommendation While RMG notes that the company has performed well in recent years, RMG remains concerned with the lack of independent judgment in determining and evaluating Mr. Ellison’s pay package as well as the lack of rationale in setting the size of his annual option grants. RMG notes that the company has a plurality vote standard for the election of directors as well as a director resignation policy in its governance guidelines. The director resignation policy states that a director will tender their resignation if they fail to receive a majority of the votes cast at any meeting for the election of directors. RMG recognizes that in recommending a withhold vote against Compensation Committee members, shareholders could signal to the company that new perspectives and insight are needed on the Compensation Committee. Mr. Berg, Mr. Garcia-Molina, and Ms. Seligman have served as members of the Compensation Committee since October 2001, August 2005, and June 2006, respectively. RMG believes a new independent Compensation Committee would allow for proper and independent oversight of Mr. Ellison’s pay package. RMG recommends that shareholders WITHHOLD votes from Compensation Committee members Jeffery S. Berg, Hector Garcia-Molina, and Naomi O. Seligman for a lack of independent judgment in determining CEO pay.

Mgmt Rec - Company Management Recommended Vote	Page 57

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.2	Elect Director Lawrence J. Ellison — For
	1.3	Elect Director Donald L. Lucas — For
	1.4	Elect Director Michael J. Boskin — For
	1.5	Elect Director Jack F. Kemp — For
	1.6	Elect Director Jeffrey S. Berg — Withhold
	1.7	Elect Director Safra A. Catz — For
	1.8	Elect Director Hector Garcia-Molina — Withhold
	1.9	Elect Director H. Raymond Bingham — For
	1.10	Elect Director Charles E. Phillips, Jr. — For
	1.11	Elect Director Naomi O. Seligman — Withhold
	1.12	Elect Director George H. Conrades — For
	1.13	Elect Director Bruce R. Chizen — For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The total bonus for each executive vice president directly responsible for sales and consulting, is calculated by summing the applicable individual bonuses for each of the performance measures mentioned above. For all participants of the Bonus Plan, the individual bonus is related to the amount by which the target measure for each performance measure is exceeded or missed. The company does not disclose its performance measures, or the details of each of the formulas in order to maintain the confidentiality of its revenue, profit, expense, and/or margin expectations. The company believes these measures are confidential and disclosure would adversely affect the company. RMG believes companies should provide complete disclosure on performance measures, targets, and goals so that shareholders can assess the rigor of the program. Annual Performance Cash Bonus The company bases its annual performance cash bonus on a formula which seeks to motivate executive officers based on financial performance goals and targets. The company operates two types of its annual performance bonuses; one for senior management; and one for other named executive officers. Senior Management The company uses a year-over-year increase in profits on a non-GAAP pre-tax basis to determine the annual bonus for the CEO and Presidents. In 2008, the company based the CEO’s

Mgmt Rec - Company Management Recommended Vote	Page 58

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues	Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

bonus on 0.50 percent of the growth in profits on a non-GAAP pre-tax basis, and 0.30 percent for each of the company’s Presidents bonuses. If the profits based on non-GAAP pre-tax basis did not increase over last year, then the company will not pay any bonuses under this plan. The company discloses that in an effort to keep the target bonus amounts relatively constant, the Compensation Committee, reduced the formula percentages used in 2008 from those used in the previous year (0.60 percent for the CEO, 0.35 percent for Presidents). The company notes that the corporate financial targets became more difficult to achieve in 2008, but that the executive bonus plan adequately incentivized and rewarded the senior executives. The CEO and Presidents achieved an average of 148 percent of their target bonuses and averaged an increase in 31 percent over their 2007 annual performance cash bonus. To determine its bonus, the company used its non-GAAP pre-tax profit less its stock based compensation expenses. The pre-tax profit was based on operating income excluding fiscal 2008 acquisition-related and other expenses, restructuring expenses and amortization of intangible assets. It also included an adjustment to increase the operating income for the full amount of support revenues from acquired support contracts as if the acquired companies remained independent entities during fiscal 2008. Other Named Executive Officers Other named executive officers’ annual performance cash bonus was based on the operating results of their respective business units. Mr. Rozwat was directly responsible for product development for (i) database and middle technologies; (ii) applications software; and (iii) customer relationship management “On Demand” software. The company based Mr. Rozwat’s performance bonus on the sum of a percentage of year-over-year improvement in new software license revenues relative to the growth of expenses for each of these areas. Mr. Rozwat’s bonus was based on the sum of a percentage of the amounts by which the new software license revenues growth in each of these areas exceeded the growth of expenses. Mr. Block was directly responsible for sales and consulting organizations in North America and the company based his annual performance cash bonus on (i) year-over-year growth in revenues and bookings; and (ii) over-achievement of specific prescribed profit margin targets. The company states that Mr. Block’s annual bonus was calculated based on the sum of (i) the percentage of the growth in the

Mgmt Rec - Company Management Recommended Vote	Page 59

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

revenues and bookings in North America; and (ii) a percentage of the amount by which these profit margins exceed a pre-determined target. The company states that it has not disclosed the specific formula or performance targets because it feels further disclosure would result in competitive harm to the company. The target bonuses for Mr. Rozwat and Mr. Block increased nine and 26 percent respectively over their fiscal 2007 targets. Mr. Rozwat and Mr. Block received an average of 110 percent of their target bonuses based on actual performance in 2008. They were paid between 88 and 115 percent of their target bonuses. Conclusion RMG believes that companies should fully disclose their performance measures and goals, on a retrospective basis, so that shareholders can themselves assess the rigor of the program. RMG supports the incentive compensation plan so that the company can preserve the financial benefits of the Section 162(m) tax deduction.

	3	Ratify Auditors		For	For		Mgmt
	4	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

RMG’ recommendation for this proposal should be seen as support for the principle of increased shareholder communication rather than as a disapproval of this company’s current compensation practices.

04/23/09 - A	Owens-Illinois, Inc. *OI*		690768403			02/24/09		13,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gary F. Colter — For

The Compensation Committee is responsible for establishing, implementing, and continually monitoring adherence to the company’s compensation philosophy and ensuring that compensation paid to the executive officers is fair, reasonable and competitive. Under our poor pay practices policy, the reimbursement of taxes payable on perquisite compensation is considered a poor pay practice. Accordingly, we recommend that shareholders WITHHOLD votes from incumbent Compensation Committee members. Given the classified nature of the company’s board, the only Compensation Committee nominee is Corbin A. McNeill, Jr. In evaluating our recommendation to vote AGAINST Compensation Committee member Corbin A. McNeill, Jr. for poor pay practices, shareholders should also consider that the company has a majority

Mgmt Rec - Company Management Recommended Vote	Page 60

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
vote standard, and that directors who do not receive a majority of “for” votes may be required to tender their resignation in accordance with the board’s director resignation policy.

	1.2	Elect Director David H.Y. Ho — For
	1.3	Elect Director Corbin A. McNeill, Jr. — Withhold
	1.4	Elect Director Helge H. Wehmeier — For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Increase in Size of Board		For	For		Mgmt

The requested increase appears to be appropriate for a company of this size, and there is no evidence suggesting that the proposal is an attempt to entrench current management.

	4	Amend Omnibus Stock Plan		For	For		Mgmt

VII. Vote Recommendation    The estimated shareholder value transfer of the company’s plans of 7 percent is equal to the allowable cap for this company of 7 percent. Additionally, this plan expressly forbids repricing.

05/06/09 - A	PepsiCo, Inc. *PEP*		713448108			03/06/09		13,300
	1	Elect Director S.L. Brown		For	For		Mgmt

Vote FOR the directors with the exception of James J. Schiro. Vote AGAINST James J. Schiro for standing as an affiliated outsider on the Audit Committee.

	2	Elect Director I.M. Cook		For	For		Mgmt
	3	Elect Director D. Dublon		For	For		Mgmt
	4	Elect Director V.J. Dzau		For	For		Mgmt
	5	Elect Director R.L. Hunt		For	For		Mgmt
	6	Elect Director A. Ibarguen		For	For		Mgmt
	7	Elect Director A.C. Martinez		For	For		Mgmt
	8	Elect Director I.K. Nooyi		For	For		Mgmt
	9	Elect Director S.P. Rockefeller		For	For		Mgmt
	10	Elect Director J.J. Schiro		For	Against		Mgmt
	11	Elect Director L.G. Trotter		For	For		Mgmt
	12	Elect Director D.Vasella		For	For		Mgmt
	13	Elect Director M.D. White		For	For		Mgmt
	14	Ratify Auditors		For	For		Mgmt
	15	Amend Executive Incentive Bonus Plan		For	For		Mgmt

Shareholder support for the incentive compensation plan is warranted to enable the company to preserve the financial benefits of the Section 162(m) tax deduction.

	16	Report on Recycling		Against	Against		ShrHoldr

Mgmt Rec - Company Management Recommended Vote	Page 61

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Vote Recommendation    In this case, the proponent is asking PepsiCo to review the effectiveness of the company’s existing recycling program and report to shareholders on a recycling strategy that includes a recovery rate, quantified by the company, for all beverage containers in the United States. It would be unfeasible for the company to be able to meaningfully influence the overall beverage container recycling rate of the U.S. which would require legislation as well as consumer compliance. PepsiCo has an environmental sustainability report, two Web pages dealing with packaging and recycling, a solid waste Web page, and a global packaging policy all of which include certain sustainable packaging and recycling initiatives and metrics. Therefore, given the company’s current commitments to use recycled content, noting its initiatives to reduce material in its packaging, its participation in the BPEC, its recent release of two interactive Web sites that deal with the issue of recycling, and the scope of the resolution that requests actions that are beyond the company’s sole control, support for this request is not warranted at this time.

	17	Report on Genetically Engineered Products		Against	Against		ShrHoldr

Vote Recommendation    The proponents are asking for a report for an independent committee to review the company’s policies and procedures for monitoring GE products, including potential contamination, and contingency plans for removing unwanted GE ingredients. This report would not be a beneficial use of shareholder assets, based on the potential expenses and difficulty acquiring reliable results in testing GE ingredients that have already been approved, the prescriptive nature of developing a contingency plan for removing GE ingredients, and the existence of PepsiCo’s policy on GE products along with its robust labeling system. Therefore, a vote against this shareholder proposal is recommended.

	18	Report on Charitable Contributions		Against	Against		ShrHoldr

Vote Recommendation    In this case, PepsiCo discloses a significant amount of the information requested by the proponent on its corporate Web site. PepsiCo and its PepsiCo Foundation disclose at a level well above many

Mgmt Rec - Company Management Recommended Vote	Page 62

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

of its peers. Included in this information is disclosure of both the company’s contributions and its foundation’s contributions, as well as a broad discussion of the company’s charitable contribution policies, programs, and procedures for application. Further, discussion on the Web site lists the specific initiatives that the company is involved in as well as its rationale for charitable contributions. Therefore, based on the existing level of disclosure, this proposal would be duplicative and does not warrant shareholder support.

	19	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

Vote FOR this proposal as it will provide shareholders a voice in the company’s executive compensation practices.

04/23/09 - A	Pfizer Inc. *PFE*		717081103			02/24/09		13,900
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

VII. Vote Recommendation

The estimated shareholder value transfer of the company’s plans of 6 percent is less than the allowable cap for this company of 7 percent. Additionally, this plan expressly forbids repricing.

	4	Limit/Prohibit Executive Stock-Based Awards		Against	Against		ShrHoldr

Vote Recommendation    On balance, we do not believe that this item warrants shareholder support. Prohibiting the grant of any future stock options to executives would impair the compensation committee’s ability to design an appropriate mix of awards to executives and could put the company at a disadvantage relative to its peers. Given the overly restrictive nature of the proposal, we recommend a vote AGAINST this item.

	5	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

Vote Recommendation    RMG believes that the advisory vote would allow shareholders a voice in a company’s executive compensation practices. The advisory vote would be a confidence vote on the work of the compensation committee and would encourage constructive dialogue between the committee and investors on any contentious pay issues. RMG encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. While we recognize that Pfizer has a commendable history of responsiveness to

Mgmt Rec - Company Management Recommended Vote	Page 63

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

shareholder concerns, we believe that an advisory vote on executive compensation is another step forward in enhancing board accountability. RMG’ recommendation for this proposal should be seen as support for the principle of increased shareholder communication rather than as a disapproval of this company’s current compensation practices.

	6	Provide for Cumulative Voting		Against	For		ShrHoldr

Vote Recommendation    In this case, the company fails to meet the requirements listed above. Although Pfizer has adopted a majority voting standard with a plurality carve-out and director resignation policy, it does not have proxy access or a similar structure. Accordingly, this proposal warrants shareholder support.

	7	Amend Bylaws — Call Special Meetings		Against	For		ShrHoldr

Vote Recommendation    While we recognize the positive step taken by Pfizer in giving shareholders of 25 percent or more the right to call a special meeting in 2008, RMG believes that the less restrictive 10 percent threshold in this proposal is reasonable and would result in the enhancement of shareholder rights under the company’s governing documents. Therefore, we believe this proposal warrants shareholder support.

05/05/09 - A	Philip Morris International Inc. *PM*		718172109			03/10/09		4,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Harold Brown — For

Vote Recommendation Vote FOR all director nominees with the exception of Sergio Marchionne; Vote AGAINST Sergio Marchionne for sitting on more than three boards.

	1.2	Elect Director Mathis Cabiallavetta — For
	1.3	Elect Director Louis C. Camilleri — For
	1.4	Elect Director J. Dudley Fishburn — For
	1.5	Elect Director Graham Mackay — For
	1.6	Elect Director Sergio Marchionne — Against
	1.7	Elect Director Lucio A. Noto — For
	1.8	Elect Director Carlos Slim Hel — For
	1.9	Elect Director Stephen M. Wolf — For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote	Page 64

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

12/23/08 - S	PNC Financial Services Group, Inc. *PNC*		693475105			11/14/08		3,400
	1	Approve Acquisition		For	For		Mgmt

Based on our review of the terms of the transaction and the factors described above, particularly the strategic rationale, we believe that the share issuance warrants shareholder support.

	2	Adjourn Meeting		For	For		Mgmt

Where ISS is supportive of the underlying transaction, we may support a narrowly-crafted proposal to adjourn the meeting to permit further solicitation.

04/28/09 - A	PNC Financial Services Group, Inc. *PNC*		693475105			02/27/09		4,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard O. Berndt — For

Vote Recommendation We recommend shareholders vote FOR all the nominees.

	1.2	Elect Director Charles E. Bunch — For
	1.3	Elect Director Paul W. Chellgren — For
	1.4	Elect Director Robert N. Clay — For
	1.5	Elect Director Kay Coles James — For
	1.6	Elect Director Richard B. Kelson — For
	1.7	Elect Director Bruce C. Lindsay — For
	1.8	Elect Director Anthony A. Massaro — For
	1.9	Elect Director Jane G. Pepper — For
	1.10	Elect Director James E. Rohr — For
	1.11	Elect Director Donald J. Shepard — For
	1.12	Elect Director Lorene K. Steffes — For
	1.13	Elect Director Dennis F. Strigl — For
	1.14	Elect Director Stephen G. Thieke — For
	1.15	Elect Director Thomas J. Usher — For
	1.16	Elect Director George H. Walls, Jr. — For
	1.17	Elect Director Helge H. Wehmeier — For
	2	Approve Qualified Employee Stock Purchase Plan		For	For		Mgmt

Approval of this item is warranted given that the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and

Mgmt Rec - Company Management Recommended Vote	Page 65

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt
	4	Advisory Vote to Ratify Named Executive Officers’ Compensation		For	For		Mgmt

Vote Recommendation    Applying its MSOP framework, RMG encourages the compensation committee to improve its disclosure by providing more context and details in applying its performance measures in the Compensation Discussion and Analysis, especially when the committee employs a non-formulaic approach. While the company provides a premium on a portion of restricted shares granted in payment of bonus awards, the company also removed or reduced several non-performance-based compensation elements, such as the perks allowance, tax gross-ups on perks, and personal use of corporate aircraft. Also, while the company’s amended CIC agreements may provide excise tax gross-ups in certain circumstances, they also include positive changes such as a potential cutback to avoid gross-ups and a reduction in potential benefits for executives who have reached age 65. When considering overall aspects of the compensation actions undertaken by the company with respect to 2008 and for 2009, RMG recommends that shareholders vote FOR this proposal.

	5	Stock Retention/Holding Period		Against	For		ShrHoldr

Vote Recommendation    In this case, RMG believes a more rigorous policy proposed may better address shareholders’ concerns about maintaining strong links between the interests of top executives and long-term shareholder value.

05/20/09 - A	PPL Corp. *PPL*		69351T106			02/27/09		14,400
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		Against	For		ShrHoldr

Given that board declassification would enhance shareholder rights, support for this proposal is warranted.

05/12/09 - A	Prudential Financial Inc *PRU*		744320102			03/13/09		7,600
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Advisory Vote to Ratify Named		Against	For		ShrHoldr

Mgmt Rec - Company Management Recommended Vote	Page 66

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
Executive Officers’ Compensation

We believe this item would provide shareholders with a voice in the company’s executive compensation practices. Therefore, the proposal warrants shareholder support.

	4	Require Independent Board Chairman		Against	Against		ShrHoldr

This proposal does not warrant shareholder support given the company’s lead director position and duties, board independence and reasonable governance practices.

03/03/09 - A	QUALCOMM Inc *QCOM*		747525103			01/02/09		13,500
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

11/14/08 - S	Republic Services, Inc. *RSG*		760759100			10/06/08		8,700
	1	Issue Shares in Connection with Acquisition		For	For		Mgmt

Conclusion    Based on our review of the terms of the transaction and the factors described above, particularly the strategic rationale, the narrowing of the EV/EBITDA valuation multiple between Allied Waste and its peer group since the initial merger announcement, Republic’s history of generating better than peer average total shareholder returns, and the analysts’ favorable outlook for Republic, we believe that the merger agreement warrants shareholder support.

	2	Adjourn Meeting		For	For		Mgmt

05/14/09 - A	Republic Services, Inc. *RSG*		760759100			03/16/09		8,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James E. O’Connor — For

Based on the provision of tax gross-ups in new employment agreements and other poor pay practices, it is recommended that shareholders vote AGAINST Compensation Committee members David I. Foley, Nolan Lehmann, Ramon A. Rodriguez, Allan C. Sorensen, and Michael W. Wickham

	1.2	Elect Director John W. Croghan — For
	1.3	Elect Director James W. Crownover — For

Mgmt Rec - Company Management Recommended Vote	Page 67

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.4	Elect Director William J. Flynn — For
	1.5	Elect Director David I. Foley — For
	1.6	Elect Director Nolan Lehmann — For
	1.7	Elect Director W. Lee Nutter — For
	1.8	Elect Director Ramon A. Rodriguez — For
	1.9	Elect Director Allan C. Sorensen — For
	1.10	Elect Director John M. Trani — For
	1.11	Elect Director Michael W. Wickham — For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

By bundling the SIP plan into this item, the company has associated problematic severance provisions with a non-contentious 162 (m) reapproval that preserves the financial benefits of the Section 162(m) tax deduction. While RMG would prefer that the company unbundle the SIP plan, shareholder opposition to this item is not recommended because it could jeopardize tax deductibility and may increase the likelihood of executives exercising parachute payments and excise tax gross-ups. As an alternative, shareholders are recommended to oppose Compensation Committee nominates as described in Items 1.1-1.11 above.

	4	Approve Qualified Employee Stock Purchase Plan		For	For		Mgmt

Approval of this item is warranted given that the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

02/10/09 - A	Rockwell Collins, Inc. *COL*		774341101			12/12/08		7,800
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/03/09 - A	Roper Industries, Inc. *ROP*		776696106			04/06/09		5,400
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/08/09 - A	Schlumberger Ltd. *SLB*		806857108			02/18/09		10,100
	1	Elect Directors		For	For		Mgmt
	2	Adopt and Approve Financials and Dividends		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote	Page 68

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	3	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

A vote in favor of this proposal should be seen as support for the principle of increased shareholder communication, rather than as a disapproval of this company’s current compensation practices. This shareholder proposal merits support.

	4	Approval of Independent Registered Public Accounting Firm		For	For		Mgmt

04/30/09 - A	Sempra Energy *SRE*		816851109			03/02/09		8,500
	1	Elect Director James G. Brocksmith Jr.		For	For		Mgmt

Vote Recommendation RMG recommends that shareholders vote FOR all director nominees.

	2	Elect Director Richard A. Collato		For	For		Mgmt
	3	Elect Director Donald E. Felsinger		For	For		Mgmt
	4	Elect Director Wilford D. Godbold Jr.		For	For		Mgmt
	5	Elect Director William D. Jones		For	For		Mgmt
	6	Elect Director Richard G. Newman		For	For		Mgmt
	7	Elect Director William G. Ouchi		For	For		Mgmt
	8	Elect Director Carlos Ruiz Sacristan		For	For		Mgmt
	9	Elect Director William C. Rusnack		For	For		Mgmt
	10	Elect Director William P. Rutledge		For	For		Mgmt
	11	Elect Director Lynn Schenk		For	For		Mgmt
	12	Elect Director Neal E. Schmale		For	For		Mgmt
	13	Ratify Auditors		For	For		Mgmt
	14	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

RMG believes that the advisory vote would allow shareholders a voice in a company’s executive compensation practices. The advisory vote would be a confidence vote on the work of the compensation committee and would encourage constructive dialogue between the committee and investors on any contentious pay issues. RMG encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability. RMG’s recommendation for this proposal should be seen as support for the principle of increased shareholder communication rather than as a disapproval of this company’s current compensation practices.

	15	Reincorporate in Another State [California to North Dakota]		Against	Against		ShrHoldr

Although the proposed reincorporation to North

Mgmt Rec - Company Management Recommended Vote	Page 69

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Dakota would positively impact shareholder rights based on comparison of state statutes and overall governance provisions, the company has recently taken several steps to improve its overall governance practices, as evidenced by the company’s track record noted above. Further, RMG notes that it is not necessary for the company to reincorporate in North Dakota to improve or enhance its governance with most provisions being permitted under California state law. Given the company’s overall governance practices, on balance, RMG believes that the proposed reincorporation is unwarranted.

Hence, RMG recommends that shareholders vote AGAINST this proposal.

05/08/09 - A	Simon Property Group, Inc. *SPG*		828806109			03/09/09		2,700
	1	Approve Increase in Size of Board		For	For		Mgmt

The requested increase appears to be appropriate for a company of this size, and there is no evidence suggesting that the proposal is an attempt to entrench current management.

	2	Reduce Supermajority Vote Requirement		For	For		Mgmt

Any reduction of a company’s voting requirements warrants shareholder support, even if the change is simply a lower supermajority.

	3	Increase Authorized Common Stock		For	For		Mgmt

The requested increase in authorized common shares of 112,000,000 shares is below the allowable threshold of 414,693,500 shares. In addition, we are not highlighting any problematic governance concerns. Further, the reduction in authorized Class B common shares would limit further dilution of shareholders’ investment, and the elimination of authorized Class C common stock would simplify the company’s capital structure and reduce confusion in the marketplace. Therefore, this item warrants shareholder support.

	4	Amend Charter to Delete Obsolete or Unnecessary Provisions		For	For		Mgmt

This is a housekeeping item that would not have an adverse effect on shareholder rights. Accordingly, the proposal warrants shareholder support.

	5	Elect Directors		For	For		Mgmt
	6	Adjourn Meeting		For	For		Mgmt

Where RMG is supportive of the underlying

Mgmt Rec - Company Management Recommended Vote	Page 70

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
proposals, we may support a narrowly-crafted proposal to adjourn the meeting for the purpose of further solicitation.

	7	Ratify Auditors		For	For		Mgmt

05/20/09 - A	St. Mary Land & Exploration Co. *SM*		792228108			03/23/09		11,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Barbara M. Baumann — Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Barbara M. Baumann. We recommend that shareholders WITHHOLD votes from Barbara M. Baumann for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Anthony J. Best — For
	1.3	Elect Director Larry W. Bickle — For
	1.4	Elect Director William J. Gardiner — For
	1.5	Elect Director Julio M. Quintana — For
	1.6	Elect Director John M. Seidl — For
	1.7	Elect Director William D. Sullivan — For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

VII. Vote Recommendation

The estimated shareholder value transfer of the company’s plan of 7 percent is equal to the allowable cap for this company of 7 percent. Additionally, this plan expressly forbids repricing without prior shareholder approval.

	3	Ratify Auditors		For	For		Mgmt

09/22/08 - A	Symantec Corporation *SYMC*		871503108			07/24/08		15,500
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt

VII. Vote Recommendation

The estimated shareholder value transfer of the company’s plans of 10 percent is less than the allowable cap for this company of 11 percent. Additionally, this plan expressly forbids repricing.

	3	Approve Qualified Employee Stock Purchase Plan		For	For		Mgmt

RMG approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and

Mgmt Rec - Company Management Recommended Vote	Page 71

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
there are limits on participation.

	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The board seeks shareholder approval of certain material terms of the SEIP, to allow future performance-based compensation to be fully deductible pursuant to Section 162(m). Section 162(m) requires shareholders, every five years, to re-approve the performance goals of the company that may be used to grant awards under the SEIP. Shareholders last approved the performance goals in August 2003. Shareholder approval of this proposal would allow the company to grant tax-qualified awards under the SEIP until September 22, 2013. The company states that if shareholders do not approve this proposal it will cease making awards under the SEIP following the meeting of its shareholders. The company currently has in place two cash incentive award programs for approximately nine named executive officers. Under SEIP, the company has an Annual Incentive Plan which is a cash incentive plan based on a one-year performance period that coincides with the fiscal year, and a Long-Term Incentive Plan which is based on a two-year performance period. The company uses one or more of the following performance criteria in determining awards made to participants: (i) income, including net income and operating income, (ii) market share, (iii) cash flow, including cash flow from operations, (iv) shareholder return, (v) return on net assets, (vi) new product releases, (vii) earnings per share, (viii) return on equity, (ix) employee productivity and satisfaction metrics, (x) revenue, including growth in revenue, (xi) return on investment, (xii) strategic plan development and implementation, including individual performance objectives that relate to achievement of the company’s or any business unit’s strategic plan. Executive Annual Incentive Plan Under the Executive Annual Incentive Plan, award opportunities are expressed as a percentage of base salary with threshold and target values. The percentages are set at 125 percent and 80 percent of the base salary for the CEO and NEOs respectively. The plan has a maximum value which a single participant may receive in a single year of $5 million. For fiscal year 2008, the company used non-GAAP EPS and revenue (equally weighted) as the performance measures for the CEO, CFO, and COO. Group presidents who were in charge of a business unit’s also used their respective business units contribution margin weighted at 30 percent, and

Mgmt Rec - Company Management Recommended Vote	Page 72

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues	Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

revenue and EPS each at 35 percent for their performance goals. In fiscal year 2008 the company achieved a revenue of $5.937 billion, 100.7 percent of its target of $5.896. The company also performed at 106.2 percent of its EPS goal ($1.20 per share) to earn an EPS of $1.27 per share. The company does not disclose its targets for specific business units but did disclose the specific payout amounts: Consumer Products, 45 percent; Data Center Management 200 percent; Security and Compliance, 80 percent; Altiris, 95 percent; and Services, 200 percent. The CEO, CFO and COO received payouts of 115 percent of their respective target bonus amounts. Mr. Hughes, Ms. Chaffin, Mr. Butterfield, and Mr. Kendra received 134, 94,95, and 105 percent of their respective targeted bonus amounts. Long-Term Incentive Plan Under the LTIP plan, executives are eligible to receive performance cash based on attaining pre-specified levels of operating cash flow. The company discloses centering LTIP payouts on the attainment of operating cash flow, align the interest of executives and shareholders and it feels it will focus executives on tangible cost reduction opportunities that are not subject to timing issues associated with revenue and net income. The company discloses that the CEO declined to participate in the fiscal year 2008 LTIP.

The NEOs who participated in fiscal year 2008 LTIP, target awards were based on the following percentages of their respective salaries: Mr. Salem and Mr. Hughes, 95 percent; Mr. Beer, 68 percent; Ms. Chaffin, 100 percent. Participants are eligible for 25 percent of their respective LTIP award if at least 85 percent of the target operating cash flow is achieved, and up to a 200 percent payout if at least 120 percent of the target operating cash flow is attained. The company’s target operating cash flow for fiscal year 2008 was $1.79 billion and it achieved 102.4 percent of its goal ($1.83 billion) for a payout of 105 percent of an NEO’s targeted bonus amount. Mr. Salem, Mr. Beer, and Mr. Hughes will each receive a payout of $472,500 if they remain employees as of then of fiscal 2010. Mr. Kendra and Mr. Butterfield will not receive any payouts under the fiscal year 2008 LTIP because they will not be employed by the company on the payout date. The company states it would discontinue granting awards under SEIP if the proposal was not approved by shareholders. Shareholder approval of this proposal would permit the company to continue granting awards that qualify as performance-based compensation and are fully deductible under Section

Mgmt Rec - Company Management Recommended Vote	Page 73

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
162(m). RMG supports the incentive compensation plan so that the company can preserve the financial benefits of the Section 162(m) tax deduction. RMG recommends a vote FOR this proposal.

	5	Ratify Auditors		For	For		Mgmt

04/27/09 - A	The Boeing Co. *BA*		097023105			02/27/09		6,200
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

VII. Vote Recommendation

We commend the company for expressly forbidding the repricing of stock options under the plan. However, the estimated shareholder value transfer of the company’s plans of 9 percent is above the allowable cap for this company of 5 percent. As such, this plan does not warrant shareholder support.

	3	Ratify Auditors		For	For		Mgmt
	4	Provide for Cumulative Voting		Against	For		ShrHoldr

Even though the company maintains a majority vote standard with a plurality carve-out for contested elections and a director resignation policy to address failed elections, since the company does not offer proxy access or a similar structure, this proposal warrants shareholder support.

	5	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

RMG’s recommendation that shareholders vote FOR this proposal should be seen as support for the principle of increased shareholder communication rather than as a disapproval of this company’s current compensation practices.

	6	Adopt Principles for Health Care Reform		Against	Against		ShrHoldr

While Boeing does not appear to disclose how the company is addressing the issue of health care reform outside of its proxy statement, Boeing does describe the employee health care benefits and programs the company offers on its corporate Web site. In addition, the health care policy issue reaches beyond the scope of any one company and the adoption of health care principles based on those of the IOM would not clearly mitigate health care risks to the company and its shareholders. Furthermore, the recommended health care principles may be perceived as overly prescriptive and may limit management’s flexibility with respect to future developments where management should otherwise be afforded the flexibility to make decisions on

Mgmt Rec - Company Management Recommended Vote	Page 74

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
specific policy positions based on their own assessment of the most beneficial health care strategies for the company. Therefore, shareholder support for the resolution is not warranted.

	7	Report on Foreign Military Sales		Against	Against		ShrHoldr

The combination of federal regulation, the current level of disclosure by Boeing, and the necessity to limit disclosure where it could affect the company’s competitive advantage outweigh the potential benefits that may be derived from this proposal. As such, this resolution does not merit shareholder support.

	8	Require Independent Lead Director		Against	For		ShrHoldr

Given the fact the company’s lead independent director does not perform all of the duties outlined by the shareholder proposal which RMG considers to be best practice, this proposal warrants shareholder support.

	9	Restrict Severance Agreements (Change-in-Control)		Against	For		ShrHoldr

Because RMG supports in principle the submission of all severance agreements a company negotiates with potential executives for shareholder approval, this proposal warrants shareholder support.

	10	Report on Political Contributions		Against	For		ShrHoldr

While Boeing appears to provide some information regarding the company’s political contribution policies and oversight mechanisms, the company does not appear to disclose sufficient details concerning the company’s rationale for making political contributions, or the operations and oversight mechanisms pertaining to Boeing’s PAC, to enable shareholders to thoroughly evaluate the associated risks and benefits. In addition, Boeing could increase the level of transparency regarding the company’s trade association activities and expenditures. Disclosing information on the types of trade or industry associations to which Boeing belongs, the company’s rationale for supporting these organizations, the agendas supported by these associations, and specific oversight procedures for trade association spending could provide shareholders with information that would provide a better understanding of the potential risks and benefits associated with Boeing’s trade association activity without significant cost or burden for the company. General trade association spending disclosure would not cause the company to divulge

Mgmt Rec - Company Management Recommended Vote	Page 75

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Information that could be used by parties with interests opposing those of the company or inhibit the company’s ability to be involved in the public policy process. Therefore, this resolution warrants shareholder support.

04/27/09 - A	The Lubrizol Corp. *LZ*		549271104			03/06/09		8,300
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3.1	Adopt Majority Voting for Uncontested Election of Directors		For	For		Mgmt
	3.2	Approve Control Share Acquisition		For	For		Mgmt
	4.1	Amend the Regulations Concerning Composition, Term and Election of Directors		For	For		Mgmt

Vote Recommendation On whole, these proposed amendments are positive to shareholders and are responsive to previous shareholder proposals. RMG recommends that shareholders vote for this item.

	4.2	Amend the Regulations to Modernize and Clarify Amendments		For	Against		Mgmt
	4.3	Require Advance Notice for Shareholder Proposals/Nominations		For	For		Mgmt
	4.4	Amend the Regulations in Accordance with Ohio Law		For	For		Mgmt

05/20/09 - A	The NASDAQ OMX Group, Inc. *NDAQ*		631103108			03/27/09		7,600
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

10/14/08 - A	The Procter & Gamble Company *PG*		742718109			08/15/08		22,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Kenneth I. Chenault — For

Vote Recommendation At the 2008 annual meeting, RMG recommends shareholders vote FOR all director nominees.

	1.2	Elect Director Scott D. Cook — For
	1.3	Elect Director Rajat K. Gupta — For
	1.4	Elect Director A.G. Lafley — For
	1.5	Elect Director Charles R. Lee — For
	1.6	Elect Director Lynn M. Martin — For

Mgmt Rec - Company Management Recommended Vote	Page 76

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.7	Elect Director W. James McNerney, Jr. — For
	1.8	Elect Director Johnathan A. Rodgers — For
	1.9	Elect Director Ralph Snyderman — For
	1.10	Elect Director Margaret C. Whitman — For
	1.11	Elect Director Patricia A. Woertz — For
	1.12	Elect Director Ernesto Zedillo — For
	2	Ratify Auditors		For	For		Mgmt
	3	Adopt Majority Voting for Uncontested Election of Directors		For	For		Mgmt

Vote Recommendation    We commend the company for seeking to adopt a majority-vote standard for the election of directors, with a plurality vote carve-out for contested elections and a director-resignation policy and, therefore, recommend shareholders vote FOR this proposal.

	4	Rotate Annual Meeting Location		Against	Against		ShrHoldr

In this case, there is no indication that the current meeting location is intended to disenfranchise shareholders. Furthermore, there is no clear benefit to adoption of this shareholder resolution. Accordingly ISS recommends shareholders vote AGAINST this proposal.

	5	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

Vote Recommendation    ISS’ recommendation for this proposal should be seen as support for the principle of increased shareholder communication, rather than as a disapproval of this company’s current compensation practices. While ISS believes shareholders should vote FOR such an advisory vote on executive compensation, the language used to support this proposal is not necessarily in line with ISS’ beliefs.

05/05/09 - A	The Travelers Companies, Inc. *TRV*		89417E109			03/06/09		8,000
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

Approval of this item would allow the company to continue to make awards that will be tax-deductible as performance-based compensation under Section 162 (m) of the Internal Revenue Code. Therefore, support of this item is warranted.

Mgmt Rec - Company Management Recommended Vote	Page 77

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Report on Political Contributions		Against	For		ShrHoldr

While Travelers appears to provide some information regarding the company’s political contribution policies, rationale, and oversight mechanisms, the company would benefit from disclosing greater details concerning the company’s rationale for making political contributions, and its operations and oversight mechanisms pertaining to trade associations. This level of disclosure would enable shareholders to thoroughly evaluate the associated risks and benefits.

Disclosing information on the types of trade or industry associations to which Travelers belongs, and further details as to the company’s specific rationale for supporting organizations, the agendas supported by these associations, examples of some associations to which the company belongs, and specific oversight procedures for trade association spending would provide shareholders with information that is better able provide an understanding of the potential risks and benefits associated with Travelers’ trade association activity without significant cost or burden for the company. General trade association spending disclosure would not cause the company to divulge information that could be used by parties with interests opposing those of the company or inhibit the company’s ability to be involved in the public policy process. Due to the benefits of such enhanced transparency, this proposal merits shareholder support.

03/10/09 - A	The Walt Disney Company *DIS*		254687106			01/09/09		16,500
	1	Elect Director Susan E. Arnold		For	For		Mgmt

RMG finds several aspects of Mr. Iger’s contract and compensation terms to be concerning. The increases in his target bonus and long-term incentive levels are high and the justification is lacking. The retesting of performance conditions would eventually result in vesting of performance based awards. A renewal of an employment agreement should not result in mega stock options grant, if the executive has been receiving annual long-term equity awards. The high level of security benefits with continued limited disclosure. The continuation of death benefits, even though they do not align with the company’s pay for performance philosophy. Mr. Iger’s multiple pay increases do not seem to align with the company’s mediocre performance.

Mgmt Rec - Company Management Recommended Vote	Page 78

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Three senior executives earned above $1,000,000 in base salaries. As such, the company is forgoing the tax benefits associated with base salaries exceeding $1 million without providing any insightful explanation. Additional disclosure should be provided, especially in light of Iger’s $2 million base salary. We recognize while that the approval dates of the new contracts with Messrs. Iger and Mr. Staggs were prior to the last shareholders’ meeting, Mr. Braverman’s was in October 2008. As such, the inclusion of limitations on potential gross-up payments in Messrs. Staggs’ and Braverman’s contracts can be perceived to be a good step forward by the committee. At this time RMG will not recommend that shareholders withhold votes from committee members. However, we remain concerned about the committee’s adherence to the company’s pay for performance philosophy, evidenced by the concerning aspects of Iger’s pay components, retesting of performance awards and the use of gross-up provisions, as noted above. RMG strongly urges the committee to reconsider the use of excise tax gross-ups and retesting provisions, in particular, and to provide shareholders in the future with assurance that such provisions will not be included in any new or amended contracts. We will continue to monitor the company’s overall executive pay practices accordingly, and in the absence of appropriate modifications, may recommend shareholders withhold votes from Compensation Committee members at future annual meetings. As such, RMG recommends that shareholders vote FOR all director nominees at this year’s annual meeting.

	2	Elect Director John E. Bryson		For	For		Mgmt
	3	Elect Director John S. Chen		For	For		Mgmt
	4	Elect Director Judith L. Estrin		For	For		Mgmt
	5	Elect Director Robert A. Iger		For	For		Mgmt
	6	Elect Director Steven P. Jobs		For	For		Mgmt
	7	Elect Director Fred H. Langhammer		For	For		Mgmt
	8	Elect Director Aylwin B. Lewis		For	For		Mgmt
	9	Elect Director Monica C. Lozano		For	For		Mgmt
	10	Elect Director Robert W. Matschullat		For	For		Mgmt
	11	Elect Director John E. Pepper , Jr.		For	For		Mgmt
	12	Elect Director Orin C. Smith		For	For		Mgmt
	13	Ratify Auditors		For	For		Mgmt
	14	Amend Omnibus Stock Plan		For	For		Mgmt

VII. Vote Recommendation The estimated shareholder value transfer of the company’s plans of 7 percent is equal to the

Mgmt Rec - Company Management Recommended Vote	Page 79

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

allowable cap for this company of 7 percent. Additionally, this plan expressly forbids repricing.

	15	Amend Executive Incentive Bonus Plan		For	For		Mgmt

Shareholder support for the incentive compensation plan is warranted to enable the company to preserve the financial benefits of the Section 162(m) tax deduction.

	16	Report on Political Contributions		Against	For		ShrHoldr

Vote Recommendation    While Disney provides some information regarding the company’s political contribution policies and oversight mechanisms for its employees in its Standards of Business Conduct, the company does not appear to disclose sufficient details of its corporate political contribution activities to enable shareholders to more thoroughly evaluate the risks and benefits of these activities. Further, the company has stated in management’s response that its “approach and philosophy with respect to political contributions should be communicated to its shareholders” and it intends to improve its current level of political contributions disclosure in its upcoming corporate responsibility report. Finally, the veracity of the filer’s assertion that political bias among company executives has allegedly influenced management’s business decisions to the detriment of shareholders, specifically through the impediment of a DVD release, may be called into question and is not sufficient grounds to voice a recommendation; however, based on the apparent lack of transparency regarding Disney’s comprehensive corporate political contributions policies, initiatives, and oversight mechanisms, and providing the company’s stated intentions to improve its existing disclosure, this resolution warrants shareholder support.

	17	Adopt a Policy in which the Company will not Make or Promise to Make Any Death Benefit Payments to Senior Executives		Against	For		ShrHoldr

Vote Recommendation In light of the aforementioned reasons, RMG believes this proposal warrants shareholder support.

	18	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

Recommendation for this proposal should be seen as support for the principle of increased shareholder communication rather than as a disapproval of this company’s current compensation practices.

Mgmt Rec - Company Management Recommended Vote	Page 80

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
05/20/09 - A	Thermo Fisher Scientific Inc. *TMO*		883556102			03/27/09		8,300
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/21/09 - A	U.S. Bancorp *USB*		902973304			02/23/09		17,600
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Advisory Vote to Ratify Named Executive Officers’ Compensation		For	For		Mgmt

Vote Recommendation    RMG has highlighted various concerns of the company’s executive compensation programs. Of concern is the above median benchmarking of executive compensation for target bonus and long-term incentives. Above median benchmarking should be tied to above median performance against the peer group. RMG believes that adjustments from these elevated pay levels will be difficult if significant adjustments are made to their peer group and company performance declines due to the current industry challenges and economic uncertainties. However, on balance, the compensation practices at the company support a pay for performance compensation philosophy. RMG recommends that shareholders vote FOR this proposal.

04/08/09 - A	United Technologies Corp. *UTX*		913017109			02/10/09		11,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Louis R. Ch nevert — For

Conclusion    The Compensation Committee is responsible for establishing, implementing, and continually monitoring adherence to the company’s compensation philosophy and ensuring that compensation paid to the executive officers is performance-based, reasonable and competitive. RMG added excise gross-ups provided in new or materially amended agreements to its list of poor pay practices for 2009, and is generally recommending withhold from compensation committee members under these circumstance. However, because the only material change made to the agreements was to eliminate a problematic provision, RMG will not recommend withhold votes from the directors at this time, but will continue to

Mgmt Rec - Company Management Recommended Vote	Page 81

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
monitor the company’s compensation practices.

	1.2	Elect Director George David — For
	1.3	Elect Director John V. Faraci — For
	1.4	Elect Director Jean-Pierre Garnier — For
	1.5	Elect Director Jamie S. Gorelick — For
	1.6	Elect Director Carlos M. Gutierrez — For
	1.7	Elect Director Edward A. Kangas — For
	1.8	Elect Director Charles R. Lee — For
	1.9	Elect Director Richard D. McCormick — For
	1.10	Elect Director Harold McGraw III — For
	1.11	Elect Director Richard B. Myers — For
	1.12	Elect Director H. Patrick Swygert — For
	1.13	Elect Director Andr Villeneuve — For
	1.14	Elect Director Christine Todd Whitman — For
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Foreign Military Sales Offsets		Against	Against		ShrHoldr

Vote Recommendation    United Technologies discloses certain company policies regarding export control compliance, government contract bidding, and financial information on military or weapons related programs through public filings and on the company’s Web site; however, the current level of disclosure does not meet the level of the proponents’ request. That said, the federal government agencies tasked with evaluating transfer agreements regarding the foreign sale of military-related products and services already provide substantial regulatory oversight and enforcement. In addition, the requested report would likely require detailed disclosure of the company’s foreign military sales strategies which could negatively impact the company by providing industry competitors with access to sensitive information. As such, the combination of federal regulation and the necessity to limit disclosure where it could be reasonably foreseen to harm the company’s competitive position outweigh the potential benefits that may be derived from implementation of this proposal; therefore shareholder support for this resolution is not warranted.

Mgmt Rec - Company Management Recommended Vote	Page 82

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
06/02/09 - A	UnitedHealth Group Incorporated *UNH*		91324P102			04/03/09		17,300
	1	Elect Director William C. Ballard, Jr.		For	For		Mgmt

Vote Recommendation It is recommended that shareholders vote FOR all director nominees.

	2	Elect Director Richard T. Burke		For	For		Mgmt
	3	Elect Director Robert J. Darretta		For	For		Mgmt
	4	Elect Director Stephen J. Hemsley		For	For		Mgmt
	5	Elect Director Michele J. Hooper		For	For		Mgmt
	6	Elect Director Douglas W. Leatherdale		For	For		Mgmt
	7	Elect Director Glenn M. Renwick		For	For		Mgmt
	8	Elect Director Kenneth I. Shine, M.D.		For	For		Mgmt
	9	Elect Director Gail R. Wilensky, Ph.D.		For	For		Mgmt
	10	Ratify Auditors		For	For		Mgmt
	11	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

Vote FOR this proposal as it would allow shareholders a voice in a company’s executive compensation practices and would be a confidence vote on the work of the compensation committee.

05/19/09 - A	Urban Outfitters, Inc. *URBN*		917047102			03/23/09		12,700
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Scott A. Belair — Withhold

We recommend that shareholders WITHHOLD votes from Richard A. Hayne, Glen T. Senk for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Harry S. Cherken, Jr. for standing as an affiliated outsider on the Nominating Committee and for failure to establish a majority independent board. Lastly, we recommend that shareholders WITHHOLD votes from Scott A. Belair for standing as an affiliated outsider on the Audit and Compensation committees, and for failure to establish a majority independent board.

	1.2	Elect Director Robert H. Strouse — Withhold
	1.3	Elect Director Glen T. Senk — Withhold
	1.4	Elect Director Joel S. Lawson III — Withhold
	1.5	Elect Director Richard A. Hayne — Withhold
	1.6	Elect Director Harry S. Cherken, Jr. — Withhold
	2	Adopt ILO Based Code of Conduct		Against	For			ShrHoldr

Conclusion Urban Outfitters does not appear to

Mgmt Rec - Company Management Recommended Vote	Page 83

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

have a publicly available code of conduct that specifically references workplace human rights issues. A number of multinational companies have established such codes or standards and have posted them on their respective Web sites. This is particularly true for industries that have a history of human rights concerns or operate in markets with fewer formal protections for workplace human rights. Urban Outfitters states in its response to this resolution that it has company and vendor codes of conduct that address many of the ILO Core Conventions; however, information on this code does not appear to be publicly available on the company Web site or through other public documents. Transparency on formal workplace labor rights policies can help companies avoid potentially damaging, high-profile issues, thus managing reputational risk and mitigating the potential exposure to costly fines or litigation. Although the company does not appear to have been involved in any recent, significant human rights controversies, providing increased disclosure to shareholders on its workplace human rights policies and disclosing its compliance and performance related to such policies could assist Urban Outfitters in mitigating potential human rights risks without significant cost or burden. Therefore, this resolution warrants shareholder support.

05/07/09 - A	Verizon Communications *VZ*		92343V104			03/09/09		22,300
	1	Elect Directors		For	For			Mgmt
	2	Ratify Auditors		For	For			Mgmt
	3	Advisory Vote to Ratify Named Executive Officers’ Compensation		For	For			Mgmt

On balance, Verizon Communications has made a number of positive changes to their compensation practices in 2008. Therefore, it is recommended that shareholders vote for this proposal.

	4	Approve Omnibus Stock Plan		For	For			Mgmt

VII. Vote Recommendation

The estimated shareholder value transfer of the company’s plans of 4 percent is less than the allowable cap for this company of 5 percent. Additionally, this plan expressly forbids repricing.

	5	Approve Executive Incentive Bonus Plan		For	For			Mgmt

Shareholder support for the incentive compensation plan is warranted to enable the company to preserve the financial benefits of the Section 162(m) tax

Mgmt Rec - Company Management Recommended Vote	Page 84

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
deduction.

	6	Prohibit Executive Stock-Based Awards		Against	Against		ShrHoldr

The company should retain the ability to grant stock options, as one form of long-term compensation. Moreover, the company’s equity plans forbids repricing without shareholder proposal. As such, shareholder support is not warranted.

	7	Amend Articles/Bylaws/Charter — Call Special Meetings		Against	For		ShrHoldr

Adoption of this proposal would result in the enhancement of shareholder rights under the company’s governing documents. Therefore, support for this proposal is warranted.

	8	Require Independent Board Chairman		Against	Against		ShrHoldr

The company’s current board structure provides for a lead director whose duties meet all those required by RMG. Therefore, this proposal does not warrant shareholder support.

	9	Provide for Cumulative Voting		Against	For		ShrHoldr

Conclusion In this case, the company has adopted a majority voting standard with a plurality carve-out and director resignation policy. However, the company has not adopted proxy access or a similar structure. Accordingly, the proposal warrants shareholder support.

	10	Adopt a Policy in which the Company will not Make or Promise to Make Any Death Benefit Payments to Senior Executives		Against	For		ShrHoldr

Vote Recommendation In light of the aforementioned reasons, RMG believes this proposal warrants shareholder support.

05/14/09 - A	Vertex Pharmaceuticals Inc. *VRTX*		92532F100			03/17/09		5,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Roger W. Brimblecombe — For
.
	1.2	Elect Director Bruce I. Sachs — For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

VII. Vote Recommendation

The estimated shareholder value transfer of the company’s plans of 11 percent is equal to the allowable cap for this company of 11 percent. Additionally, this plan expressly forbids repricing.

Mgmt Rec - Company Management Recommended Vote	Page 85

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	3	Ratify Auditors		For	For		Mgmt

10/14/08 - S	Visa Inc. *V*		92826C839			08/27/08		3,300
	1	Amend Certificate of Incorporation to Declassify the Board of Directors and Eliminate Certain Provisions		For	For		Mgmt

ISS Analysis and Conclusion    ISS believes the ability to elect directors is the single most important use of the shareholder franchise. As such, all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. ISS commends management for submitting the proposal to eliminate the staggered structure of the board, which demonstrates a commitment to shareholders’ interests. Moreover, we believe that the other proposed changes warrant support given that they do not adversely impact shareholders’ rights. As such, we believe that shareholder support of the bundled proposal is warranted.

12/16/08 - S	Visa Inc. *V*		92826C839			11/12/08		6,200
	1	Amend Certificate of Incorporation		For	For		Mgmt

ISS Analysis and Conclusion    Since the retrospective responsibility plan was implemented, we note that company has settled a couple of high profile lawsuits. Most recently, on Oct. 27, 2008, Visa Inc. (“Visa”) announced that it agreed to settle litigation with Discover Financial Services (“Discover”) for approximately $1.8875 billion. The settlement amount includes: (1) $1.7425 billion from the escrow created under the Visa’s retrospective responsibility plan; (2) $80 million from the company to obtain releases from MasterCard Inc. (“MasterCard”); and (3) an additional $65 million which will be refunded by Morgan Stanley, Discover’s former parent company, under a separate agreement related to the settlement. Discover originally filed its lawsuit against Visa and MasterCard in 2004. It sought $6 billion damages for anticompetitive rules imposed by the two credit-card companies that allegedly precluded their member banks from issuing credit and debit cards over the Discover network and limited Discover’s growth. The board maintains that this settlement arrangement will be funded primarily through the retrospective responsibility plan. As noted in its 10-K filing, the company intends to fund the litigation escrow account with approximately $1.1 billion during 1Q 2009. We note that sales of

Mgmt Rec - Company Management Recommended Vote	Page 86

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues	Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Class A common stock in order to increase the escrow amount as currently required under the plan can be extremely dilutive to Class A shareholders. The retrospective responsibility currently provides that any amounts remaining in the escrow account after the date on which all of the covered litigation is resolved will be released back to the company and the conversion rate of the Class B common stock then outstanding will be adjusted in favor of Class B shareholders through a formula based on the released escrow amount and the market price of the Class A common stock. If any funds remain in the escrow account and are released back to the company, the resulting adjustment in the conversion rate of the Class B common stock will result in each Clas B share then outstanding becoming convertible into an increased number of Class A shares, which in turn will result in dilution of the interest in Visa held by the holders of Class A common stock. Approval of this proposed change to certificate, however, would permit the company to deposit operating cash directly into the litigation escrow account with a corresponding reduction in the conversion ratio applicable to Class B common shares. The board maintains that funding the litigation escrow account in this manner effectively serves as a share repurchase program in the amount of $1.1 billion. In this case, ISS recognizes that the company is constrained in its ability to fund the escrow account due to the restrictive terms of the retrospective responsibility plan. As it is currently construed, the plan requires that increases in the escrow account must originate from the issuance and sale of Class A common stock. However, having other financing means for the escrow account could minimize inefficiencies and transaction costs for the company. Although the current limitation of 15 percent on beneficial ownership Class A common stock essentially remains unchanged, we believe that Visa is taking a positive step in removing the restriction on members owning in excess of five percent of any class of common stock. The other proposed changes to the certificate, which remove terms and provisions dictating events that have already occurred and remove other obsolete references, appear reasonable. Additionally, we are comforted that directors that the company attests as independent will be subject to NYSE’s independence standards. Given, that the proposed changes are not intended to reduce the rights of shareholders, we recommend a vote FOR this item.

Mgmt Rec - Company Management Recommended Vote	Page 87

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
04/21/09 - A	Visa Inc. *V*		92826C839			02/26/09		6,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Hani Al-Qadi — Against

We recommend a vote FOR the directors with the exception of insider Joseph W. Saunders, and affiliated outsiders Hani Al-Qadi, Charles T. Doyle, Peter Hawkins, David I. McKay, Charles W. Scharf and Segismundo Schulin-Zeuthen. We recommend that shareholders WITHHOLD votes from Joseph W. Saunders, Charles T. Doyle, Peter Hawkins, David I. McKay, Charles W. Scharf and Segismundo Schulin-Zeuthen for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Hani Al-Qadi for failure to establish a majority independent board and for sitting on more than three boards.

	1.2	Elect Director Charles T. Doyle — For
	1.3	Elect Director Peter Hawkins — For
	1.4	Elect Director David I. McKay — For
	1.5	Elect Director Charles W. Scharf — For
	1.6	Elect Director Segismundo Schulin-Zeuthen — For
	2	Elect Directors		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

05/19/09 - A	W. R. Berkley Corp. *WRB*		084423102			04/03/09		9,900
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

Vote Recommendation Shareholder support for the incentive compensation plan is warranted to enable the company to preserve the financial benefits of the Section 162(m) tax deduction.

	3	Approve Omnibus Stock Plan		For	Against		Mgmt

VII. Vote Recommendation The estimated shareholder value transfer of the company’s plans of eight percent is above the allowable cap for this company of six percent.

	4	Ratify Auditors		For	For		Mgmt

06/05/09 - A	Wal-Mart Stores, Inc. *WMT*		931142103			04/09/09		15,500
	1	Elect Director Aida M. Alvarez		For	For		Mgmt
	2	Elect Director James W. Breyer		For	For		Mgmt
	3	Elect Director M. Michele Burns		For	For		Mgmt
	4	Elect Director James I. Cash, Jr.		For	For		Mgmt
	5	Elect Director Roger C. Corbett		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote	Page 88

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	6	Elect Director Douglas N. Daft		For	For		Mgmt
	7	Elect Director Michael T. Duke		For	For		Mgmt
	8	Elect Director Gregory B. Penner		For	For		Mgmt
	9	Elect Director Allen I. Questrom		For	For		Mgmt
	10	Elect Director H. Lee Scott, Jr.		For	For		Mgmt
	11	Elect Director Arne M. Sorenson		For	For		Mgmt
	12	Elect Director Jim C. Walton		For	For		Mgmt
	13	Elect Director S. Robson Walton		For	For		Mgmt
	14	Elect Director Christopher J. Williams		For	For		Mgmt
	15	Elect Director Linda S. Wolf		For	For		Mgmt
	16	Ratify Auditors		For	For		Mgmt
	17	Amend EEO Policy to Prohibit Discrimination based on Sexual Orientation and Gender Identity		Against	For		ShrHoldr

Vote Recommendation    The proponent is requesting the company amend its equal employment opportunity (EEO) policy to prohibit discrimination based on sexual orientation and gender identity. While Wal-Mart’s existing EEO policy, as included in the company’s Statement of Ethics, prohibits discrimination based on sexual orientation, it does not explicitly prohibit discrimination based on gender identity, though presumably it would be covered in practice under the policy’s language of commitment to maintaining a diverse workforce and an inclusive work environment. The company appears to have a proactive approach to diversity and inclusion through dedicated resources for a department on diversity, a supplier diversity department, its Employment Practices Advisory Panel, and the involvement of the board on diversity initiatives. In addition, Wal-Mart appears to have a significant level of disclosure regarding the company’s diversity related policies and performance as evidenced by its publicly available Diversity and Inclusion Report, dedicated diversity pages on the company’s Web site, and the publishing of its EEO-1 Data report. However, companies are moving to include language explicitly prohibiting discrimination based on gender identity, in addition to sexual orientation, in EEO policies, a step that would clearly compliment and help communicate Wal-Mart’s commitment to an inclusive workplace, and one that could be accomplished without incurring substantial compliance costs. For these reasons, this proposal merits shareholder support.

	18	Pay For Superior Performance		Against	Against		ShrHoldr

Vote Recommendation Vote AGAINST this proposal as the company already maintains a well-disclosed, pay-for-performance compensation plan

Mgmt Rec - Company Management Recommended Vote	Page 89

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
for its named executive officers.

	19	Advisory Vote to Ratify Named Executive Officers’ Compensation		Against	For		ShrHoldr

Vote Recommendation Vote FOR this proposal as it promotes a constructive dialogue between shareholders and management regarding the company’s executive compensation practices.

	20	Report on Political Contributions		Against	For		ShrHoldr

Vote Recommendation    Wal-Mart appears to provide shareholders with some limited information regarding the company’s general political contribution policies and discloses the role of the Government Relations Department in approving the company’s political contributions and the use of company assets for political purposes. The company does not, however, appear to provide detailed disclosure regarding its accountability mechanisms for corporate political contributions, its rationale behind these contributions, or information relating to general policies and procedures governing the company’s trade association participation, including the types of associations being supported and the company’s rationale for supporting these organizations. Wal-Mart shareholders could benefit from improved disclosure regarding the company’s political contribution and trade association policies, initiatives, and oversight mechanisms. Such information could help shareholders assess the relative risks and benefits associated with public policy activities without significant cost, burden, or strategic risk for the company. Therefore, this resolution warrants shareholder support.

	21	Amend Articles/Bylaws/Charter — Call Special Meetings		Against	For		ShrHoldr

Vote Recommendation Vote FOR this proposal as it provides for a reasonable threshold of ten percent and gives shareholders a means by which to act on certain matters in between annual meetings.

	22	Stock Retention/Holding Period		Against	Against		ShrHoldr

Vote Recommendation    The company’s equity grant practices are generally reasonable and performance-based. The proposal would substantially interfere with these grant practices without providing significant benefits for shareholders. As such, shareholders should vote AGAINST this proposal.

Mgmt Rec - Company Management Recommended Vote	Page 90

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
04/28/09 - A	Wells Fargo and Company *WFC*		949746101			02/27/09		21,900
	1	Elect Director John D. Baker II		For	For		Mgmt

We recommend a vote FOR the directors with the exception of John S. Chen, Susan E. Engel, Donald M. James, Richard D. McCormick, Mackey J. McDonald, Donald B. Rice, Stephen W. Sanger, Cynthia H. Milligan, and Philip J. Quigley. We recommend that shareholders vote AGAINST Compensation Committee members John S. Chen, Susan E. Engel, Donald M. James, Richard D. McCormick, Mackey J. McDonald, Donald B. Rice, Stephen W. Sanger for engaging in poor pay practices. We recommend that shareholders vote AGAINST Cynthia H. Milligan and Philip J. Quigley for standing as affiliated outsiders on the Audit and Nominating committees. Additionally, we recommend that shareholders vote AGAINST Donald B. Rice for standing as an affiliated outsider on the Compensation and Nominating committees.

	2	Elect Director John S. Chen		For	Against		Mgmt
	3	Elect Director Lloyd H. Dean		For	For		Mgmt
	4	Elect Director Susan E. Engel		For	Against		Mgmt
	5	Elect Director Enrique Hernandez, Jr.		For	For		Mgmt
	6	Elect Director Donald M. James		For	Against		Mgmt
	7	Elect Director Robert L. Joss		For	For		Mgmt
	8	Elect Director Richard M. Kovacevich		For	For		Mgmt
	9	Elect Director Richard D. McCormick		For	Against		Mgmt
	10	Elect Director Mackey J. McDonald		For	Against		Mgmt
	11	Elect Director Cynthia H. Milligan		For	Against		Mgmt
	12	Elect Director Nicholas G. Moore		For	For		Mgmt
	13	Elect Director Philip J. Quigley		For	Against		Mgmt
	14	Elect Director Donald B. Rice		For	Against		Mgmt
	15	Elect Director Judith M. Runstad		For	For		Mgmt
	16	Elect Director Stephen W. Sanger		For	Against		Mgmt
	17	Elect Director Robert K. Steel		For	For		Mgmt
	18	Elect Director John G. Stumpf		For	For		Mgmt
	19	Elect Director Susan G. Swenson		For	For		Mgmt
	20	Advisory Vote to Ratify Named Executive Officers’ Compensation		For	For		Mgmt

Vote Recommendation    We have identified a number of concerns, including the company’s practice of benchmarking target award levels above the peer group median, providing the equivalent of two CEO level pay packages, and maintaining a generous executive relocation program and a Chairman/CEO Post-Retirement Policy that does not specify service requirements for the participants. We urge the company to reconsider these practices. At the same time, NEOs did not receive any bonus awards for 2008 in light of

Mgmt Rec - Company Management Recommended Vote	Page 91

Vote Summary Report

Jul 01, 2008 - Jun 30, 2009

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

performance that did not meet the company’s preset alternative goals (for EPS or ROE); neither did the CEO receive a discretionary bonus in light of the company’s declining performance and stock price, although WFC outperformed many of its peers. Further, the company’s program is commendable in generally avoiding severance and change-in-control agreements (however, see Items 1-19 with regard to WFC’s arrangement with an acquired executive), providing limited perquisites, and having a fairly robust stock ownership policy that extends beyond an executive’s retirement. While noting the above mentioned concerns, RMG recommends that shareholders vote FOR this proposal.

	21	Ratify Auditors		For	For		Mgmt
	22	Amend Omnibus Stock Plan		For	Against		Mgmt

VII. Vote Recommendation

We commend the company for expressly forbidding the repricing of stock options under the plan. However, the estimated shareholder value transfer of the company’s plans of 8 percent is above the allowable cap for this company of 5 percent.

	23	Require Independent Board Chairman		Against	For		ShrHoldr

Vote Recommendation    After a review of each of the points above, RMG has determined that this proposal warrants shareholder support. The lead director does not perform all of the duties listed in RMG’s policy and is not independent by RMG’s standards and all key board committees are not fully independent. Furthermore, RMG notes that the company has certain problematic pay practices. As such, we recommend that shareholders vote FOR the proposal.

	24	Report on Political Contributions		Against	For		ShrHoldr

Vote Recommendation    Wells Fargo appears to provide very limited information on its policies, procedures and oversight mechanisms related to its corporate political contributions and the company does not appear to disclose information relating to general policies, procedures, or oversight mechanisms related the company’s trade association participation, including the types of associations being supported and the company’s rationale for supporting these organizations. Such information could help shareholders assess the risks and benefits associated with public policy activities without significant cost, burden, or strategic risk for the company. As such, this resolution warrants shareholder support.

Mgmt Rec - Company Management Recommended Vote	Page 92

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lincoln National Variable Annuity Fund A (Registrant)

By:	/s/ Kevin J. Adamson
(Signature)

Kevin J. Adamson Second Vice President
(Printed Name and Title)

Date:	August 20, 2009